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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WARREN RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1114 Avenue of the Americas, 34th Floor
New York, NY 10036

April 8, 2010

Dear Fellow Stockholders:

        The 2010 Annual Meeting of Stockholders of Warren Resources, Inc. will be held at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831 on Wednesday, May 19, 2010, at 9:00 a.m. (Pacific Time).

        The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the Proxy Statement and will not include a management presentation.

        Pursuant to new rules promulgated by the Securities and Exchange Commission, we are also providing access to our proxy materials over the Internet.

        Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum of over 50% of the outstanding shares of common stock on the record date of March 31, 2010, which is required for the transaction of business. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

        Your vote is very important to us and our business.    We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy if you cannot attend in person. You may vote by Internet or by telephone using the instructions on the Notice, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

        I hope to see you in Long Beach.

Sincerely,

Norman F. Swanton Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2010

Dear Stockholders:

        You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Wednesday, May 19, 2010, at 9:00 a.m., local time, at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831. We are holding the meeting to:

  1.
  Elect each of Messrs. Coelho, D'Alleva, McConnell and Price to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders;

  2.
  Approve the proposed Warren Resources, Inc. 2010 Stock Incentive Plan;

  3.
  Ratify the appointment of Grant Thornton LLP as independent auditors of the Company to serve for the 2010 fiscal year; and

  4.
  Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

        Only Messrs. Coelho, D'Alleva, McConnell and Price are eligible to be nominated and elected at the meeting. If any of these nominees becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Corporate Governance Committee of our Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

        The Board of Directors set March 31, 2010 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:

  •
  receive this notice of the meeting, and

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  vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of Stockholders as of the close of business on March 31, 2010 for inspection by Stockholders during normal business hours from May 12 to May 18, 2010 at the Company's principal place of business, 1114 Avenue of the Americas, 34th Floor, New York, NY 10036. This list also will be available to Stockholders at the meeting.

        It is important that your shares be represented and voted at the meeting. Please take the time to vote by following the Internet or telephone voting instructions provided. If you received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-prepaid envelope provided for your convenience. You may also attend and vote at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.

        Regardless of the number of shares of Warren that you hold, as a Stockholder your vote is very important and the Board strongly encourages you to exercise your right to vote.

By Order of the Board of Directors

David E. Fleming Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 8, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 19, 2010:

Our Proxy Statement and 2010 Annual Report are available at
proxy.warrenresources.com

        The Board recommends that you vote:

  FOR each of Messrs. Coelho, D'Alleva, McConnell and Price to serve as directors until the 2013 Annual Meeting of Stockholders;

  FOR the Warren Resources, Inc. 2010 Stock Incentive Plan; and

  FOR the ratification of Grant Thornton, LLP as our independent auditor for fiscal year 2010.

        If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the Federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

PROXY STATEMENT

FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2010

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on the Internet and by delivering printed versions of these materials to you by mail, in connection with the 2010 Annual Meeting of Stockholders of Warren Resources, Inc. The Annual Meeting will be held on Wednesday, May 19, 2010. In this proxy statement, Warren Resources, Inc. is referred to as the "Company" or "Warren." This proxy statement and the enclosed proxy card are first being mailed to Stockholders on or about April 8, 2010.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available on our website at proxy.warrenresources.com:

  •
  Our Notice of Annual Meeting;

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  Our Proxy Statement; and

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  Our Annual Report on Form 10-K for 2009.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

Where and when is the Annual Meeting?

        The Annual Meeting will be held at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831, on Wednesday, May 19, 2010 at 9:00 a.m. local time.

What is the purpose of the Annual Meeting?

At the Annual Meeting, Stockholders will vote upon:

  •
  The election of each of Messrs. Coelho, D'Alleva, McConnell and Price to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders;

  •
  the approval of the Warren Resources, Inc. 2010 Stock Incentive Plan;

  •
  the ratification of the appointment of Grant Thornton LLP as our independent auditor for fiscal year 2010; and

  •
  any other matters that may properly come before the meeting

How does the Board recommend that I vote?

        The Board recommends that you vote:

  •
  FOR each of Messrs. Coelho, D'Alleva, McConnell and Price to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders;

  •
  FOR the Warren Resources, Inc. 2010 Stock Incentive Plan.; and

  •
  FOR the ratification of Grant Thornton, LLP as our independent auditor for fiscal year 2010.

Why should I vote?

        Your vote is very important to the Board, even if you cast a dissenting vote. Regardless of the number of shares you hold, the Board strongly encourages you to exercise your right to vote as a Stockholder of the Company.

Who may vote?

        All Stockholders of record of Warren's common stock at the close of business on March 31, 2010, which we refer to as the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2010 Annual Meeting of Stockholders. These are directors: Michael R. Quinlan and Chet Borgida.

What is a proxy statement?

        It is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Michael R. Quinlan and Chet Borgida as proxies to vote on your behalf.

What is the difference between a Stockholder of record and a Stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a Stockholder of record.

  •
  If your shares are held in the name of your broker, bank or depository, your shares are held in street name.

How do I vote?

        If your shares of common stock are held by a broker, bank, or other nominee (i.e., in "street name"), you will receive instructions from your nominee, which you must follow in order to have your shares voted. The instructions may appear on the special proxy card provided to you by your nominee (also called a "voting instruction form"). Your nominee may offer you different methods of voting, such as by telephone or Internet.

        If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the Annual Meeting or instruct the proxy holders named in the enclosed proxy card how to vote your shares by marking, signing, dating, and returning the proxy card in the postage-paid envelope that we have provided to you.

        Proxies that are executed, but do not contain any specific instructions, will be voted "FOR" the election of the nominees for directors specified in this proxy statement and "FOR" ratification of the appointment of auditors. The persons named in the proxy will have authority to vote in accordance with their own discretion on any other matters that properly come before the meeting.

        You may vote by any of the following four methods:

        (i)    Internet.    Vote on the Internet at www.voteproxy.com, the web site for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on May 18, 2010.

        (ii)    Telephone.    Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on May 18, 2010.

        (iii)    Mail.    If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 18, 2010.

        (iv)    Meeting.    You may attend and vote at the Annual Meeting.

        The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record), you must obtain a proxy, executed in your favor from your bank, broker or other holder of record to be able to vote at the Annual Meeting.

Who may attend the Annual Meeting?

        Only Stockholders on the record date are invited to attend the Annual Meeting. Proof of ownership of Warren Resources, Inc.'s common stock, as well as a form of personal identification photo, may be requested in order to be admitted to the Meeting. If you are a Stockholder of record, your name can be verified against our Stockholder list. If you hold your Warren shares in "street name"—for instance, through a broker—you must request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the meeting and vote at that time (your broker may refer to it as a "legal" proxy). If you own shares in street name, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy from your broker.

        Stockholders will be admitted to the Annual Meeting beginning at 8:15 a.m. No cameras, recording equipment or electronic devices will be permitted in the Meeting and large bags, briefcases or packages may be subject to inspection.

What are the quorum and voting requirements to elect the nominees for director and to ratify the appointment of our independent auditors?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date of March 31, 2010, there were 70,814,213 shares of common stock outstanding.

        For proposal 1, the election of directors, the four nominees receiving the greatest number of votes at the Annual Meeting will be elected, even though such nominees may not receive a majority of the votes cast.

        For proposal 2, approval of the 2010 Stock Incentive Plan, the 2010 Plan will be adopted if at least a majority of the votes cast approve the 2010 Plan."

        For proposal 3, ratification of the appointment of our independent auditors, the appointment of the auditors will be ratified if the votes cast "for" ratification exceed the votes cast "against."

        For any other business that may properly come before the Annual Meeting, the vote of a majority of the shares voted on the matter will constitute the act of the Stockholders on that matter, unless the law, or our articles of incorporation or bylaws, require the vote of a greater number.

How are votes counted?

        Each share of common stock is entitled to one vote on each matter submitted to the Stockholders. Abstentions, withhold votes and "broker non-votes" will be counted for purposes of establishing a quorum. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to non-routine matters. In counting the votes cast for the election of directors, only those cast "for" and "against" a matter are included, although you cannot vote "against" a nominee for director. You can, however, withhold authority to vote with respect to any nominee for director. Abstentions and withheld votes will have no effect on the outcome of the election of directors or the ratification of the independent auditors. Abstentions will, however, have the same effect as a "no" vote with respect to proposal 2, approval of the 2010 Stock Incentive Plan.

        If you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will not affect the vote. If, however, your shares are held in "street name" and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters, which for the 2010 Annual Meeting includes only proposal 3, the ratification of the independent auditor.

How many votes must be present to hold the Annual Meeting?

        Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining a quorum.

What is a broker non-vote?

        Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Annual Meeting?

        The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

        The election of directors and the approval of the 2010 Stock Incentive Plan are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Due to recent changes to NYSE Rule 452, your broker will no longer be allowed to vote your shares on the election of directors without your specific instructions.

Will other matters be voted on at the Annual Meeting?

        We are not aware of any other matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the discretion of the proxy holders.

Can I revoke my proxy?

        You may revoke your proxy at any time before it has been exercised by:

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  Filing a written revocation with the Corporate Secretary at the following address: Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036;

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  Filing a duly executed proxy bearing a later date; or

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  Appearing in person and voting by ballot at the Annual Meeting.

        Any Stockholder of record as of the record date attending the Annual Meeting may vote in person whether or not they previously have given a proxy, but the presence (without further action) of a Stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

        Our 2010 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2009, is available on our website proxy.warrenresources.com along with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of our

Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), including the financial statements, may be obtained without charge by:

  •
  Accessing Warren's website at proxy.warrenresources.com or the EDGAR database at the SEC's website at www.sec.gov, or

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  Writing to Warren Resources, Inc., Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036.

        Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

How can I communicate with Warren's Board of Directors?

        You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, lead director or specified individual directors to:

    The Office of the Corporate Secretary
    Warren Resources, Inc.
    1114 Avenue of the Americas, 34th Floor
    New York, NY 10036

        Any such letters will be delivered to the independent lead director or to a specified director if so addressed. Letters relating to accounting matters will also be delivered to our chief risk officer for handling in accordance with the Audit Committee's policy on investigation of complaints relating to accounting matters.

How can I reduce my Company's expenses and conserve natural resources by electing to receive my proxy materials electronically in the future?

        You can request electronic delivery of our proxy statement and annual report if you are a Stockholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable viewing documents online, because it saves us the expense of printing and mailing the materials to you and helps conserve environmental resources. Stockholders who sign up to receive proxy materials electronically will receive an e-mail with links to the proxy materials, which may give them faster delivery of the materials and will save money for our Company and our Stockholders. Your e-mail address will be kept separate from any other Company operations and will be used for no other purpose.

        If you would like to sign up to receive our proxy statement and annual report electronically in the future, you can choose this option by:

  •
  following the instructions provided on your proxy card or voting instruction form; or

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  going to proxy.warrenresources.com and following the instructions provided.

        If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing a link to the Internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. Your election is permanent unless you revoke it later.

What are the "notice and access" rules and how do they affect the delivery of the proxy materials?

        The SEC's notice and access rules allow us to deliver proxy materials to our Stockholders by posting the materials on an Internet website, notifying Stockholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon Stockholder request. We believe that the notice and access rules allow us to use Internet technology that many Stockholders prefer, continue to provide our Stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Where can I find the voting results of the meeting?

        We will announce voting results at the meeting, and we will publish the unofficial results in a Current Report on Form 8-K within four business days following the meeting. You can get a copy of this and other reports free of charge on the Company's website at www.warrenresources.com, or by contacting our Investor Relations Department at (212) 697-9660.

 ITEM 1—ELECTION OF DIRECTORS

        Our by-laws provide for the annual election of directors. Our by-laws also provide that the number of directors shall be determined by the Board, which has set the number at eleven. Currently, the Board has nine directors elected and serving and two vacancies, which vacancies shall continue after the 2010 Annual Meeting. The Board of Directors of Warren is divided into three classes of directors for purposes of election. One class of directors is elected at each annual meeting of Stockholders to serve for a three-year term.

        At the 2010 meeting, the terms of four existing directors are expiring, Mr. Coelho, Mr. D'Alleva, Mr. McConnell and Mr. Price. If elected at this meeting, these four directors will hold office until the expiration of their terms at the 2013 annual meeting or until the respective director's successor has been duly elected and qualified or the director's earlier resignation, death or removal. Those directors not up for election this year will continue in office for the remainder of their terms.

        Unless otherwise instructed, the proxies received will be voted for the nominees named below to serve as directors. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. If a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Corporate Governance Committee or, as an alternative, the Board may reduce the number of directors to be elected at the meeting. Each director holds office until his or her successor has been duly elected and qualified or the director's earlier resignation, death or removal.

        The election of each nominee requires that the number of votes cast "FOR" the nominee's election exceed the votes cast "AGAINST" that nominee's election.

  The Board recommends that you vote "FOR" each of the nominees listed below.

        The nominees for election as directors and the directors whose terms of office will continue after the meeting have provided the following information about themselves.

DIRECTORS NOMINATED THIS YEAR FOR TERM EXPIRING IN 2013

        Anthony L. Coelho, age 67, joined our Board as an independent director in May 2001 and serves on the Compensation Committee, which he chairs, and the Corporate Governance Committee of the Board. From December 2000 to the present, Mr. Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc. an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Congressman Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Congressman Coelho has served on a number of corporate boards. In the last five years he has served on the boards CepTor Corporation, Cyberonics, Inc., Stem Cell Innovation, Inc., Universal Access Global Holdings, Inc, and since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company. Congressman Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

        Dominick D'Alleva, age 58, has been a director since June 1992. He was our Secretary until 2002 and became an independent director thereafter. He serves on the Compensation, Audit and Corporate Governance Committees of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

        James M. McConnell, age 69, has been an independent director since May 2009 and serves on the Audit Committee. Mr. McConnell retired in 2002 from Instron Corporation, where he was President and CEO from 1990 to 2002. Instron Corporation is a leading supplier of instruments and systems for characterization of the mechanical properties of materials and systems. From 1986 to 1990, he was the President and CEO of Emerson Electric-Automatic Switch Division, and from 1985 to 1986, Mr. McConnell was President and COO of Rosemount Division of Emerson Electric and Group VP of Emerson Electric. Since 1996, Mr. McConnell has served on the Board of Directors of ESCO Technologies, Inc., a NYSE listed company. He earned a Bachelor of Arts degree from the University of Texas at Austin in Mathematics and Physics in 1963.

        Espy Price, age 68, has been an independent director since May 2009 and serves on the Compensation Committee. Mr. Price retired in late 1999 as Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production. From 1992 to 1996, he was Vice President of Chevron Overseas Petroleum, Inc., where he was responsible for Chevron's joint venture in the Republic of Kazakhstan. From 1990 to 1992, he was Vice President of Chevron's Gulf of Mexico Business Unit. From 1985 to 1990, he was employed at P.T. Caltex Pacific Indonesia, where he was Executive Vice President and Managing Director. From 1965 to 1985, he held various petroleum engineering positions with Chevron. Mr. Price earned a Bachelor of Science in Petroleum Engineering in 1963 and a Master of Science in Petroleum Engineering in 1969 from the University of Southwestern Louisiana.

        Although they are not being voted upon this year, the Company has the following current directors:

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2012

        Leonard DeCecchis, age 61, joined the board in September 2006 as an independent director and serves on the Audit Committee of the Board. Mr. DeCecchis retired from Prestone Products Corporation, where he was Executive Vice President and Chief Financial Officer of Prestone Products Corporation and a member of its board of directors until June 1999, and has been an investor in real estate and numerous business ventures since that time. In 1994, Mr. DeCecchis participated in a management buyout of Prestone antifreeze and other car care products from First Brands Corporation, a NYSE company. The new Prestone management team was successful in growing sales and doubling operating income within three years. In 1997, the company was sold to Allied Signal Corporation. From 1986 to 1994, Mr. DeCecchis was Vice President and Treasurer of First Brands Corporation, which had also been a management buyout of the automotive and home products divisions of Union Carbide Corporation. Mr. DeCecchis joined Union Carbide in 1974 and held numerous positions in auditing, treasury and financial reporting. In 1971, Mr. DeCecchis began his career at Peat Marwick Mitchell & Co. Mr. DeCecchis received a Bachelor's degree from Pace University in 1971 and a Master of Business Administration from Fordham University in 1979. He was previously a Certified Public Accountant in New York.

        Thomas G. Noonan, age 71, joined the Board as a director in November 1997 and until March 16, 2006, served on the Compensation Committee of the Board. From 1980 to 1997, he served as Manager of Quality Assurance for Mars Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the Environmental Department of the State of New York. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959. He is the brother-in-law of Mr. Swanton.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2011

        Chet Borgida, age 65, was elected to the Board of Directors in November 2003 as an independent director and also serves as a member of our Audit Committee, which he chairs, and our Compensation Committee. Mr. Borgida has more than 30 years of domestic and international management experience in auditing and advising retail, distribution and media businesses. He was a partner at Grant Thornton LLP (Warren's independent auditors) from 1977 to 2001. While at Grant Thornton LLP, Mr. Borgida had no involvement in the review or preparation of Warren's audited financial statements. From 2006 through 2007, he served as the Chief Operating Officer of the Naples Realty Group, Inc. From 2001 to 2003, Mr. Borgida was a Senior Vice-President and Chief Financial Officer of Cross Media Marketing Corporation. From 2007 until December 2009 when it was acquired by another company, Mr. Borgida was a director of MTS Medication Technologies, Inc., a NASDAQ listed company, of which he was appointed lead director in 2009 and a member of the Audit Committee. From 2002 through 2005, Mr. Borgida was also a director and chair of the Audit Committee of Correctional Services Corporation, a publicly listed company. He graduated from Hunter College with a Bachelor Degree in Business Science in 1967. He is a member of the American Institute of Certified Public Accountants.

        Michael R. Quinlan, age 65, joined the Board as a director in January 2002 as an independent director and serves on the Corporate Governance Committee of the Board, which he chairs. From 1963 to 2002, Mr. Quinlan was employed by the McDonald's Corporation. In 1979, Mr. Quinlan was appointed to the board of directors of McDonald's and served as the Chief Executive Officer from 1987 to 1998. From 1990 to 1999, he served as Chairman of the Board of McDonald's Corporation. Currently he serves as the Chairman Emeritus of McDonald's Corporation. Mr. Quinlan is chairman of the board of directors of Loyola University Chicago. Additionally, he is a member of the board of directors of Loyola University Health System. He is also on the board of directors of Dun and Bradstreet Corporation. Mr. Quinlan earned a Bachelor of Science degree in 1967 and a Master's of Business Administration from Loyola University Chicago in 1970. He has been awarded Honorary Doctors of Law Degrees from Loyola University Chicago, Elmhurst College and Illinois Benedictine College.

        Norman F. Swanton, age 71, is and has been our President, Chairman of the Board and Chief Executive Officer since we were founded in June 1990. From October 1986 to 1990, he served as an independent financial advisor. From 1972 to 1985, he served as Chairman of the Board, President and Chief Executive Officer of Swanton Corporation, a publicly held company engaged in energy, retail and financial services businesses. From 1961 to 1972, he served as an executive officer for Glore, Forgan, Staats, Inc. and a divisional controller for Hayden Stone, Inc. which were New York Stock Exchange member securities and underwriting firms. He also served as a principal consultant to the Trust Fund of the New York Stock Exchange serving as its representative in the liquidation of several former New York Stock Exchange member firms. Mr. Swanton received his Bachelor of Arts Degree in History and Political Science from Long Island University in 1962 and attended Bernard Baruch Graduate School of Business in a graduate degree program in Accountancy and Finance from 1963 to 1966. He is the brother-in-law of Thomas G. Noonan (a Director of the Company).

Qualification of Directors

        The Company's Corporate Governance Guidelines state that the Corporate Governance Committee shall, for positions on the Board of Directors, be responsible for steps (a) through (g) below.

        (a)    Qualifications of the Board as a Whole.    The Corporate Governance Committee shall identify the personal characteristics needed in a director nominee so that the Board as a whole will possess the qualifications set forth in the Corporate Governance Guidelines. These qualifications include:

  1.
  personal and professional integrity and high ethical standards;

  2.
  good business judgment;

  3.
  an excellent reputation in the industry in which the nominee or director is or has been primarily employed;

  4.
  a sophisticated understanding of our business or similar businesses;

  5.
  curiosity and a willingness to ask probing questions of management;

  6.
  the ability and willingness to work cooperatively with other members of the Board and with the Chief Executive Officer and our other members of senior management; and

  7.
  the ability and willingness to support us with his preparation for, attendance at and participation in Board meetings.

        (b)    Individual Qualifications.    The Corporate Governance Committee should compile, through such means as the Committee considers appropriate, a list of potential director nominees thought to possess the individual qualifications identified in the Corporate Governance Guidelines; including without limitation:

• other Board service (both prior and current) • current or former experience as CEO of a public company • public company executive service (both prior and current) • financial expertise	• oil and gas company expertise • government relations experience • marketing/commodity risk management experience • manufacturing/operations experience

Director Nominees' Qualifications

        The Corporate Governance Committee found that each of the Director nominees possesses the following experience, qualifications, attributes and skills that, combined with those qualifications identified above, led the Committee to conclude that such nominee should be recommended for re-election and continue to serve as a member of our Board:

Anthony L. Coelho

  •
  As a five term U.S. Congressman, representing the State of California, former Democratic Majority Whip and General Chairman for the U.S. Presidential campaign of Vice President Al Gore, he brings significant government relations experience.

  •
  As a former President and CEO of Wertheim Schroeder Investment Services, Inc., he brings significant expertise and experience in finance, investment banking and credit/financial analysis.

  •
  As member of the board of directors and committees Ripplewood Holdings, LLC and Service Corporation International, publicly traded companies, he brings experience and expertise serving on public company boards.

Dominick D'Alleva

  •
  As a member of the Board of Directors since 1992, he brings significant historical knowledge and strategic experience.

  •
  As a former officer and general counsel of two oil and gas companies, he brings significant experience in the oil and natural gas industry.

  •
  As an attorney, brings legal expertise.

James M. McConnell

  •
  As President and CEO of Instron Corporation, he brings significant business and managerial expertise.

  •
  As member of the board of directors and committees of ESCO Technology, Inc., a NYSE listed company, he brings experience and expertise serving on public company boards and as an Audit Committee member.

Espy P. Price

  •
  As an officer of a major integrated oil and gas company, he is well suited to inform the board of significant strategic matters.

  •
  As Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production, he brings significant experience in the oil and natural gas industry, including membership in the Society of Petroleum Engineers.

  •
  As an engineer, holding a Bachelor of Science degree and a Master of Science degree in Petroleum Engineering he brings technical expertise.

Continuing Directors' Qualifications

        The Corporate Governance Committee found that each of the continuing Directors with terms expiring in 2011 and 2012 possesses the following experience, qualifications, attributes and skills that, combined with those qualifications identified above:

Chet Borgida

  •
  Having more than 30 years of domestic and international management experience in auditing and advising businesses as a partner of a major international certified public accounting firm, he brings to the Board extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations.

  •
  As a Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a member of the board of directors of two public companies, where he also chairs the Audit Committees, he brings experience and expertise serving on public company boards.

Len Dececchis

  •
  As former Executive Vice President and Chief Financial Officer of Prestone Products, Inc., he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a former board member of Prestone Products, Inc., he brings experience and expertise serving on corporate boards.

  •
  As the former Vice President and Treasurer of First Brands Corporation, where he had also participated in a management buyout of the automotive and home products divisions of Union Carbide Corporation, he has substantial experience in financial statements and corporate sales transactions.

  •
  As a former Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

Thomas Noonan

  •
  As an executive with Mars, Inc., he brings more than 30 years of operating and quality assurance experience.

  •
  As a member of the Board of Directors since 1997, he brings significant historical knowledge and strategic experience.

Michael R. Quinlan

  •
  As the former Chairman and CEO of McDonalds Corporation, a Fortune 100 company, he brings to the Board a wealth of complex management, worldwide operational and financial expertise. In addition, Mr. Quinlan's service on another public company board provides him with valuable experience.

  •
  He also brings in-depth knowledge of the opportunities and challenges facing growing companies.

  •
  As the chairman of the board of directors of Loyola University Chicago, he brings significant public affairs and non-profit experience.

  •
  As a member of the board of directors of Dun and Bradstreet Corporation, where he also chairs the corporate governance committee, he brings experience and expertise serving on public company boards.

Norman F. Swanton

        As our founder, and Chairman of the Board and Chief Executive Officer, he brings historical knowledge and strategic experience and is well suited to serve as a link between board and management.

  •
  As a former executive officer of a NYSE member securities brokerage and investment banking firm, he brings significant expertise and experience in finance, investment banking and credit/financial analysis.

  •
  He brings 20 years of significant experience in the oil and natural gas industry.

        (c)   If the Corporate Governance Committee so determines it to be appropriate, it may engage an outside consultant to assist in the search for nominees and to conduct background investigations on all nominees regardless of how nominated.

        (d)   The Corporate Governance Committee shall be responsible for reviewing the resume of each nominee.

        (e)   The Corporate Governance Committee shall be responsible for conducting interviews with the nominees meeting the desired set of qualifications.

        (f)    Following interviews, the Corporate Governance Committee shall compile a short list of nominees (which, at the discretion of the Committee, may consist of a single individual) who may meet, at a minimum, with the Chairman of the Board, the Chief Executive Officer and the Chairman of the Corporate Governance Committee and/or the Lead Director.

        (g)   The Corporate Governance Committee shall be responsible for evaluating the nominee(s) in relationship to the culture of the Company and the Board and its needs.

Minimum Criteria for Board Members

        Each candidate must possess at least the following specific minimum qualifications:

  •
  Each candidate shall be prepared to represent the best interests of all of the Company's Stockholders and not just one particular constituency;

  •
  Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field;

  •
  No candidate, or family member (as defined in NASD rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company; and

  •
  Each candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he or she is a member, and not have other personal or professional commitments that would, in the Corporate Governance Committee's sole judgment, interfere with or limit his or her ability to do so.

Desirable Qualities, Skills and Diversity

        In addition, the Corporate Governance Committee also considers it desirable that Candidates possess the following qualities or skills:

  •
  Although the Board does not have a formal diversity policy, each candidate should contribute to the Board's overall diversity—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds;

  •
  Each candidate should contribute positively to the existing chemistry and collaborative culture among Board members; and

  •
  Each candidate should possess professional and personal experiences and expertise relevant to the Company's goal of being a leading exploration and development company. At this stage of the Company's development, relevant experiences might include, among other things, senior level executive experience and relevant senior level expertise in one or more of the following areas—engineering, finance, accounting, sales and marketing, organizational development, information technology and public relations.

The Board of Directors Recommends That Stockholders Vote
"For"
the Election of the Four Nominees to the Board Of Directors.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS

        Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted the Warren Resources Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our Stockholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.warrenresources.com by clicking on "Management" and then "Corporate Governance." Stockholders may request a free printed copy of our Corporate Governance Guidelines and our Code of Ethics and Business Conduct by contacting our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

        The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Board Leadership Structure

        The Company's Board structure is currently designed to ensure open communication between the Board and executive management and to provide consistent and effective leadership of both the Board and executive management. As part of this approach, our Chief Executive Officer ("CEO") also serves as Chairman of the Board (Chairman), and works in concert with the rest of our majority-independent Board and the independent Lead Director to oversee the execution of the Company's strategy.

        Our By-Laws and Corporate Governance Guidelines currently permit the roles of Chairman and CEO to be separate. Such an approach can be useful when transitioning a new CEO into the combined Chairman and CEO role, and can also potentially provide a backstop to ensure that the talent is available to fill the CEO role should a senior management succession failure occur.

        At this time, we believe that a combined Chairman and CEO role is currently the most desirable approach for promoting long-term stockholder value for several reasons:

  •
  Promotes Unified Approach on Corporate Strategy Development and Execution—Maintaining a combined role enables the Company's CEO to act as a bridge between management and the Board, helping both to act with a common purpose. This also fosters consensus-building and can help prevent divergent views on strategy and tactical execution of a Board-approved vision and strategy at the top levels within the Company;

  •
  Requires that CEO Recognize Importance of Good Corporate Governance—Maintaining a combined position requires that the CEO's responsibilities include a mastery of good corporate governance, a focus on broad stakeholder interests, and an open channel of communication, all of which enhance the CEO's credibility with the Board and require the CEO to appreciate the vital importance of good governance practices in executing the Company's strategy;

  •
  Provides Clear Lines of Accountability—A combined position has the practical effect of simplifying the accountability of the executive management team, therefore reducing potential confusion and fractured leadership that could result from reporting to two individuals as opposed to one; and

  •
  Provides Clear Roadmap for Stockholder/Stakeholder Communications—A combined position provides the Company's stakeholders the opportunity to deal with one versus several points of overall authority, which we believe results in more efficient and effective communications with stakeholders.

        While we recognize that there may be compelling arguments to having an independent chairman under any circumstance, the Board has appointed an independent Lead Director, as described in detail below. Our independent Lead Director's duties are already closely aligned with the role of an independent, non-executive chairman. As Lead Director, Mr. Quinlan's role is to assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board and the Company. Mr. Quinlan works with our Chairman to review all meeting agendas, and presides at executive sessions of the non-employee directors, which are held in conjunction with each regularly scheduled quarterly meeting of the Board and at any other meetings as requested by the directors.

Lead Director

        The Board of Directors has elected Mr. Quinlan as its Lead Director. Executive sessions are held before and after each regularly scheduled quarterly meeting of the Board of Directors and at any other board meetings as requested by the directors. Mr. Quinlan is also the chair and a member of the Corporate Governance Committee.

        Our Board of Directors has established guidelines with respect to the role of our Lead Director. In the absence of an independent chairman, the Lead Director has the following responsibilities:

  •
  lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the chairman is not present;

  •
  act as a regular communication channel between our independent directors and the chief executive officer;

  •
  oversee the scope, quantity and timing of the flow of information from management to the Board;

  •
  be the representative of the independent directors in discussions with our major Stockholders regarding their concerns and expectations;

  •
  have the authority to call special Board meetings or special meetings of the independent directors;

  •
  approve the retention of consultants who report directly to the Board;

  •
  assist the Board and company officers in assuring compliance with and implementation of the Corporate Governance Guidelines;

  •
  advise the independent Board committee chairmen in fulfilling their designated roles and responsibilities to the Board;

  •
  review Stockholder communications addressed to the full Board or to the lead director; and

  •
  initially interview new Board candidates and make recommendations to the Corporate Governance Committee.

The Board's Role in Risk Oversight

        Our Board and management each have distinct roles in the identification, assessment, oversight and management of potential risks that could affect the Company's ability to achieve its strategic and financial objectives. Our Corporate Governance Guidelines provide that the Board shall assess major risk factors relating to the Company and its performance, and review measures to mitigate and address such risks. To facilitate effective oversight, the Audit Committee has a standing risk management agenda item and reports to the CEO and the full Board regarding potential risks to the Company, as well as the Company's strategy for managing those risks to an appropriate level, including operational and financial risks. The Audit Committee obtains risk analysis reports from various managers representing cross-functional disciplines. We believe that this structure ensures that our Board is fully aware of, and appropriately oversees, the Company's significant risks.

Compensation Committee Risk Assessment

        The Compensation Committee reviewed an internal risk assessment of the Company's executive and non-executive compensation programs. Based on such review, the Compensation Committee believes that the Company's compensation program does not encourage our executives or our non-executive employees to take excessive risks, is aligned with stockholders' best interests and therefore is not reasonably likely to have a material adverse effect on the Company.

        In reaching its conclusions, the Compensation Committee noted that Warren's compensation programs are designed to support and reward appropriate risk taking and include:

  •
  a proper balance of operating and financial performance measures;

  •
  short-term and long-term performance periods;

  •
  significant stock ownership requirements for senior executives;

  •
  extended vesting schedules; and

  •
  caps on incentive awards.

The Compensation Committee believes that these factors encourage all of our executives to focus on Warren's sustained long-term performance.

Committees of the Board

        The Board of Directors has established the following three standing committees: Audit, Compensation and Corporate Governance. Warren has always taken the issue of corporate governance seriously. The Board is comprised of a majority of independent directors and the Audit Committee, the Corporate Governance Committee and the Compensation Committee are comprised entirely of independent directors.

        The table below shows the current membership of each committee of the Board and the number of meetings each committee held in 2009:

Director	Audit		Compensation		Governance
Mr. Borgida	X	**	X
Mr. Coelho			X	**	X
Mr. DeCecchis	X
Mr. D'Alleva	X		X		X
Mr. McConnell	X
Mr. Price			X
Mr. Quinlan*			X		X	**
2009 Meetings Held	5		3		1

*
Serves in the capacity as Lead Director

**
Committee Chair.

Audit Committee

        The Audit Committee is comprised of four independent, non-employee directors. The Audit Committee consists of Messrs. Borgida, DeCecchis, D'Alleva and McConnell. Mr. Borgida is chairman of the Audit Committee and he and Mr. DeCecchis are deemed by the Company to be "Audit Committee financial experts".

        The Audit Committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time.

        The purpose of the Audit Committee is to assist the Board in monitoring:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence;

  •
  the performance of the Company's internal and independent auditors; and

  •
  the business practices and ethical standards of the Company.

The Audit Committee is also directly responsible for:

  •
  the appointment, approval of compensation, retention and oversight of the work of the Company's independent auditor, Grant Thornton LLP; and

  •
  the preparation of the Audit Committee report.

All of the members of the Audit Committee meet the independence requirements of the NASDAQ Stock Market, the Sarbanes-Oxley Act, the Securities Exchange Act and the rules of the Securities and Exchange Commission ("SEC") adopted thereunder, and the Company's Corporate Governance Guidelines. The Charter of the Audit Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Compensation Committee

        The Compensation Committee is comprised of five independent, non-employee directors. The Compensation Committee consists of Messrs. Coelho, Borgida, D'Alleva, Price and Quinlan. Mr. Coelho is the chairman of the Compensation Committee. The Compensation Committee has sole authority to administer our Stock Incentive Plans.

        The Compensation Committee is responsible for translating our compensation objectives into a compensation strategy that aligns the interests of our executives with that of our Stockholders. The Compensation Committee has overall responsibility for:

  •
  approving and evaluating the Company's director and executive officer compensation plans, policies and programs;

  •
  retaining compensation or other consultants to assist in the evaluation of director or executive compensation and otherwise to aid the Compensation Committee in meeting its responsibilities;

  •
  reviewing the compensation disclosures made in the proxy statement;

  •
  producing an annual Compensation Committee report, which is set forth below; and

  •
  approving and evaluating broad-based incentive programs, qualified equity plans and tax-qualified benefit plans to ensure that our compensation philosophy is executed consistently at all salaried levels of the Company.

        For a more detailed discussion of the composition and responsibilities of the Compensation Committee and the processes and procedures related to the determination of executive compensation, please see the "Compensation Discussion and Analysis" section of this proxy statement below.

        The Charter of the Compensation Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Corporate Governance Committee

        The Corporate Governance Committee is comprised of three independent, non-employee directors. The Corporate Governance Committee consists of Messrs. Quinlan, D'Alleva and Coelho. Mr. Quinlan is the chairman of the Corporate Governance Committee.

        The Corporate Governance Committee has overall responsibility for:

  •
  assisting the Board in identifying qualified individuals to become directors;

  •
  recommending to the Board qualified director nominees for election at the Stockholders' Annual Meeting;

  •
  determining membership on the Board committees;

  •
  recommending Corporate Governance guidelines;

  •
  overseeing of the Company's compliance structure and programs;

  •
  conducting annual self-evaluations of the Board and the Corporate Governance Committee; and

  •
  reporting annually to the Board on the Chief Executive Officer succession plan.

The Charter of the Corporate Governance Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Code of Business Conduct for All Directors, Officers and Employees

        The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website at www.warrenresources.com. A copy of the Code of Business Conduct is available on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Code of Ethics for Senior Financial Officers

        The Board has also adopted a separate Code of Ethics for our chief executive officer, chief financial officer and chief accounting officer ("Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

  •
  Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

  •
  Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable;

  •
  Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies;

  •
  Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated;

  •
  Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage;

  •
  Proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates;

  •
  Maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren; and

  •
  Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct.

        There shall be no waiver of any part of the Senior Financial Officers' Code except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver shall be posted on our website at www.warrenresources.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board of Directors is available on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Affirmative Determinations Regarding Director Independence and Other Matters

        In accordance with NASDAQ Stock Market rules, the Board must affirmatively determine the independence of each director. The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules:

Chet Borgida Anthony Coelho Dominick D'Alleva Leonard DeCecchis	James McConnell Espy P. Price Michael R. Quinlan

        In this proxy statement these seven directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

        The Board of Directors has also determined that each member of the three committees of the Board currently meets the independence requirements applicable to those committees prescribed by the NASDAQ, the Securities and Exchange Commission ("SEC") and the Internal Revenue Service. The Board of Directors has further determined that Chet Borgida and Leonard DeCecchis, members of the Audit Committee of the Board of Directors, are "Audit Committee financial experts" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Stockholder Participation in the Selection of Director Nominees

        The Corporate Governance Committee did not receive any names of individuals suggested for nomination to the Company's Board of Directors by its Stockholders during the past year. However, the Board will consider individuals identified by Stockholders on the same basis as nominees identified from other sources. Stockholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to the Company's Corporate Secretary at the Company's principal executive offices, including:

  •
  the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

  •
  the name, address and telephone number of the Stockholder or group of Stockholders making the recommendation, proof of ownership, number of shares and length of time the shares of the Company's voting securities have been beneficially owned by the Stockholder or group of Stockholders, and a representation that the Stockholder or group of Stockholders is entitled to and will remain entitled to vote at the Company's next Annual Meeting; and

  •
  a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

        Nominations must be received no earlier than the close of business on the 120th day prior to, and no later than the close of business on the 90th day prior to, the first anniversary of our last Annual Meeting. The Board has set February 20, 2011 as the latest date when nominations must be made by Stockholders for our 2011 Annual Meeting of Stockholders.

Meetings of the Board of Directors

        During 2009, the Board of Directors met six times. All of the directors attended each meeting in person or telephonically.

Non-employee Director Meetings

        Pursuant to the Company's Corporate Governance Policies, non-employee directors may meet in non-employee director or committee sessions at the discretion of the non-employee directors. If any non-employee directors are not independent, then the independent directors shall schedule an independent director session at least once per year. The chair of the Audit, Compensation or Corporate Governance Committee leads non-employee board and committee sessions and the independent director sessions and is chosen by the non-employee directors and independent directors, respectively, based on who is the most knowledgeable and appropriate leader given the subject of the meeting. The session leader can retain independent consultants and schedule meetings. The non-employee directors met in executive session four times in 2009.

Compensation of Directors

        Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors spend in fulfilling their duties to the Company and its Stockholders as well as the skill level required by the Company's Board members. Directors who are also employees of Warren receive no additional compensation for their services as directors. For 2010, each non-employee director is entitled to receive:

  •
  upon becoming a member of the Board, options to purchase 10,000 shares of our common stock, having an exercise price at the then current fair market price on the date of grant for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries after the date of grant;

  •
  an annual grant of options to purchase 10,000 shares of our common stock, having an exercise price at the then current fair market price on the date of grant for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries after the date of grant, or a corresponding fair value of restricted stock units;

  •
  annual retainer fee of $27,500 and reimbursement for travel expenses and other out-of-pocket costs incurred in connection with attending Board and committee meetings;

  •
  annual retainer fee of $10,000 for the chairman of the Audit Committee and $5,000 for the chairman of the corporate governance and Compensation Committee; and

  •
  $2,000 for each Board meeting attended, $1,500 for each Audit Committee meeting attended and $1,000 for each corporate governance and Compensation Committee meeting attended.

Director Compensation for 2009

        The following table sets forth information concerning total director compensation during the 2009 fiscal year for each non-employee director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (1)	Total ($)
Chet Borgida	53,944	—	4,806	58,750
Anthony Coelho	41,944	—	4,806	46,750
Dominick D'Alleva	46,444	—	4,806	51,250
Leonard DeCecchis	43,444	—	4,806	48,250
James McConnell	35,164	—	11,586	46,750
Thomas Noonan	12,000	—	28,750	40,750
Espy Price	37,944	—	4,806	42,750
Michael R. Quinlan	19,000	—	28,750	47,750

(1)
The amounts included in the "Option Awards" column represent the aggregate grant date value computed in accordance with FASB ASC 718. As of December 31, 2009, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Borgida—15,000 vested and exercisable stock options and 24,224 unvested stock options that vest in 2010, 2011 and 2012; Mr. Coelho—15,000 vested and exercisable stock options and 24,224 unvested stock options that vest in 2010, 2011 and 2012; Mr. D'Alleva—15,000 vested and exercisable stock options and 24,224 unvested stock options that vest in 2010, 2011 and 2012; Mr. DeCecchis—20,000 vested and exercisable stock options and 24,224 unvested stock options that vest in 2010, 2011 and 2012; Mr. McConnell—6,667 vested and exercisable stock options and 28,557 unvested stock options and 1,238 shares of unvested restricted stock that vest in 2010, 2011 and 2012; Mr. Noonan—15,000 vested and exercisable stock options and 45,413 unvested stock options that vest in 2010, 2011 and 2012; Mr. Price—8,333 vested and exercisable stock options and 25,891 unvested stock options that vest in 2010, 2011 and 2012; and Mr. Quinlan—15,000 vested and exercisable stock options and 45,413 unvested stock options that vest in 2010, 2011 and 2012.

(2)
The amounts included in the "Stock Awards" column represent the aggregate grant date value computed in accordance with FASB ASC 718. At December 31, 2009, only one non-employee director (James McConnell) held Stock Awards.

 DEFERRED COMPENSATION PLAN

        The Company maintains a Deferred Compensation Plan for non-employee directors. The Deferred Compensation Plan allows non-employee directors to defer receipt of up to 100% of their board and committee retainers and/or board and committee meeting fees. The Deferred Compensation Plan permits participants to allocate the deferred amounts among a group of notional accounts that mirror the gains and/or losses of various investment funds. In general, deferred amounts are distributed to the participant upon termination or at a specific date as elected by the participant.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of March 31, 2010, there were 70,814,213 shares of Warren common stock outstanding entitled to vote at the meeting. Each of these shares is entitled to one vote. The information provided below summarizes the beneficial ownership of officers and directors of the Company, officers and directors as a group and owners of more than 5% of outstanding common stock. "Beneficial ownership" generally includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

Directors and Executive Officers

        As of March 31, 2010, the directors and executive officers of the Company beneficially owned, in the aggregate, 4,271,428 shares of Warren common stock (approximately 6.0% of the outstanding shares entitled to vote at that time).

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
Norman F. Swanton(1)(2)	2,618,044	3.7%
Timothy A. Larkin(2)	343,906	*
David E. Fleming(2)	63,393	*
Kenneth Gobble(2)	152,085	*
Stewart P. Skelly(2)	101,364	*
Dominick D'Alleva(2)	455,454	*
Chet Borgida(2)	47,741	*
Anthony L. Coelho(2)	71,441	*
Leonard DeCecchis(2)	89,741	*
Thomas G. Noonan(2)	28,374	*
Espy P. Price(2)	46,408	*
James McConnell(2)	24,313	*
Michael R. Quinlan(2)	229,164	*

All directors and executive officers as a group (13 persons)	4,271,428	6.0%

*
Less than one percent.

(1)
Includes 97,735 shares of common stock owned by a charitable foundation for which Mr. Swanton is a trustee. Also includes 793,788 shares of common stock that Mr. Swanton has agreed to transfer to his ex-wife pursuant to a divorce proceeding Settlement Agreement dated March 23, 2010 ("Settlement Agreement"), which shall become final 20 days thereafter, which Mr. Swanton will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares. Under the Settlement Agreement, Mr. Swanton has also agreed to transfer 50% of the net proceeds after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010.

(2)
Excludes certain unvested stock options exercisable at $2.42 per share for five years granted on March 5, 2010, which vest 1/3rd on March 5 of each 2011, 2012 and 2013. The amount of unvested options that were granted to the referenced persons on March 5, 2010 are: 250,000 for Norman F. Swanton; 160,000 for Timothy A. Larkin; 85,000 for Kenneth Gobble; 65,000 for Stewart Skelly; 60,000 for David E. Fleming; and 5,000 for each of Chet Borgida, Dominick D'Alleva, Leonard DeCecchis, Anthony Coelho, Espy Price, James McConnell, Thomas Noonan and Michael R. Quinlan.

        Also excludes certain unvested stock options exercisable at $0.51 per share for five years granted on March 4, 2009, which vest 1/3rd on March 4 of each 2011 and 2012. The amount of unvested options that were granted to the referenced persons on March 4, 2009 are: 266,664 for Norman F. Swanton; 153,333 for Timothy A. Larkin; 91,135 for Kenneth Gobble; 60,000 for Stewart Skelly; 60,000 for David E. Fleming; and 12,816 for each of Chet Borgida, Dominick D'Alleva, Leonard DeCecchis, Anthony Coelho, Espy Price, James McConnell, Thomas Noonan and Michael R. Quinlan.

        Amount excludes unvested restricted stock granted on March 5, 2010, which remainder vests 25% each on June 10, 2010, September 10, 2010 and December 10, 2010. The amount of unvested restricted stock remaining that was granted to the referenced persons on March 5, 2010 is: 81,408 shares for Mr. Swanton; 39,337 shares for Mr. Larkin; 14,187 shares for Mr. Gobble; 21,918 shares for Mr. Fleming, and 15,619 shares for Mr. Skelly.

        Also excludes unvested stock options granted on March 7, 2008 exercisable at $11.15 per share for five years and restricted stock grants, which vest 1/3rd on March 7, 2011. The amount of unvested options that were granted to the referenced persons on March 7, 2008 are: 1,667 for each of Chet Borgida, Dominick D'Alleva, Leonard DeCecchis, Anthony Coelho, Espy Price, James McConnell, Thomas Noonan and Michael R. Quinlan, and 50,000 stock options for Mr. Swanton; 12,500 stock options and 4,625 shares of restricted stock for Mr. Larkin; 16,667 stock options for Mr. Gobble; 4,934 shares of restricted stock for Mr. Fleming, and 4,934 shares of restricted stock for Mr. Skelly.

Certain Beneficial Owners

        The following table shows the beneficial owners of more than five percent of the Company's common stock based on information filed with the SEC on or before March 31, 2010.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
NWQ Investment Management Company, LLC(1)	4,288,439	6.07%
BlackRock, Inc.(2)	4,678,995	6.62%
Manulife Financial Corporation(3)	7,606,242	10.77%

Total	16,573,676	23.46%

(1)
Based on its Schedule 13G/A filed February 12, 2010 with the SEC with respect to its securities as of December 31, 2009. NWQ Investment Management, LLC has its principal office at 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. NWQ Investment Management states that it has sole voting power as to 3,878,190 shares and sole dispositive power as to 4,288,439 shares.

(2)
Based on its Schedule 13G filed January 29, 2010 with the SEC with respect to its securities as of December 31, 2009, BlackRock, Inc. has its principal office at 40 East 52nd Street, New York, NY 10022. BlackRock, Inc. states that it has sole voting power as to 4,678,995 shares, and sole dispositive power as to 4,678,995 shares.

(3)
Based on its Schedule 13G/A filed February 12, 2010 with the SEC with respect to its securities as of December 31, 2009, this filing was made on behalf of Manulife Financial Corporation ("MFC")

  and MFC's indirect, wholly-owned subsidiaries, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") and MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)"), and is also made on behalf of John Hancock Global Opportunities Fund ("JH Global Fund"). The principal business offices of MFC and MFC Global (U.S.A.) are located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. The principal business office of MFC Global (U.S.) is located at 101 Huntington Avenue, Boston, Massachusetts 02199. The principal business office of JH Global Fund is located at 601 Congress Street, Boston, Massachusetts 0221. MFC states that MFC Global (U.S.) has sole voting power as to 7,606,242 shares and sole dispositive power as to 7,606,242 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the SEC initial reports of beneficial ownership ("Form 3") and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company ("Form 4"). Executive officers, directors and greater than ten percent Stockholders of the Company are required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting obligations of the Company's officers, directors and greater than ten percent Stockholders under Section 16(a) were satisfied during the year ended December 31, 2009.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Biographical information concerning the executive officers of the Company is set forth below. Biographical information concerning Norman F. Swanton is set forth above under the caption "Warren Resources Board of Directors."

        Timothy A. Larkin, age 47, has served as our senior vice president and chief financial officer since January 1995. On March 17, 2004, Mr. Larkin was appointed as our executive vice president. From 1991 to 1994, he served as accounting manager of Palmeri Fund Administrators, Inc., a consulting company providing accounting and investment advisory support to publicly reporting investment funds primarily sponsored by Merrill Lynch and Oppenheimer & Co. Inc. From 1985 to 1991, he was employed in the audit department of Deloitte & Touche, LLP, an international public accounting firm, attaining the level of audit manager. Mr. Larkin received his Bachelor of Science degree in Accounting from Villanova University in 1985.

        Kenneth A. Gobble, age 51, became our senior vice president in January 2003. On March 17, 2004, Mr. Gobble was appointed president and chief operating officer of Warren E&P, Inc., our principal operating subsidiary, based in Casper, Wyoming. From 1996 to December 2002, he was vice president—Rocky Mountain region for Warren E&P. Prior to joining Warren E&P in 1996, Mr. Gobble had extensive experience with major service companies including Schlumberger Well Services. Additionally, Mr. Gobble has extensive experience in numerous advanced applications for natural gas and oil drilling operations including logging-while-drilling, formation evaluation, 3-D seismic vertical seismic profiling, horizontal drilling and coalbed methane development. Mr. Gobble received his Bachelor of Science degree in Petroleum Engineering and a Bachelor of Science degree in Mathematics from New Mexico Institute of Mining and Technology in 1986.

        David E. Fleming, age 55, joined us in July 2001 as a senior vice president and general counsel. In September 2002, Mr. Fleming was also elected our corporate secretary. From January 1999 to June 2001, he was a partner with the law firm of Cummings & Lockwood, where he practiced corporate and securities law. For the five years prior thereto, he practiced corporate law at Epstein, Becker & Green,

P.C., New York, New York, where he was a member of the firm. Mr. Fleming does not provide any legal services to the Company on behalf of Epstein, Becker & Green, P.C. Mr. Fleming received a Bachelor of Arts degree from Cornell University in 1976 and a Juris Doctor, cum laude, from the University of Maryland School of Law in 1980. He is admitted to practice law in the states of New York, Connecticut and Maryland.

        Stewart P. Skelly, age 35, has served as our corporate controller since 2002 and as a vice president since March 2004. From 2000 to 2002, he served as our assistant controller. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media conglomerate, attaining the level of accounting manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a midsize public accounting firm in Ireland, attaining the level of audit senior. Mr. Skelly is a graduate of Griffith College Dublin and is a Chartered Certified Accountant.

ITEM 2—APPROVAL OF NEW STOCK INCENTIVE PLAN

        In April 2010 the board of directors, subject to approval by the Stockholders of the Company, adopted the 2010 Stock Incentive Plan (the "2010 Plan"), a copy of which is annexed hereto as Annex A. An aggregate of 6,950,000 shares of the Company's common stock will be reserved for awards under the 2010 Plan, which, if all such shares were issued as of March 31, 2010, would represent 9.8% of the Company's outstanding shares as of such date.

        The purpose of the 2010 Plan is to promote and advance the interests of the Company by aiding the Company in hiring, retaining and rewarding employees (including officers and directors who are employees), consultants and non-employee directors, and increasing such individuals' interest in the growth and financial success of the Company by offering stock options, stock and stock appreciation rights.

        The effective date for the 2010 Plan will be the date it is approved by our stockholders. This plan plays an important role in our human resource and business strategy. The 2010 Plan will enable us to attract, motivate and retain experienced and highly qualified individuals in an environment that is challenged with tremendous competition for new talent as well as experienced industry specialists.

        The Board believes that stockholder approval of the 2010 Plan is important to allow us to continue to appropriately motivate and compensate employees and directors who are in a position to contribute materially to the success and long-term objectives of the Company. Consistent with our compensation philosophy, we believe stock-based compensation fosters and strengthens our employees' and our directors' sense of proprietorship and personal involvement in the Company. By holding a personal stake in Warren, these individuals are encouraged to devote their best efforts towards the achievement of our business objectives and our success, thereby advancing the interests of Warren and our stockholders.

        The table and footnotes below provide updated supplemental information to the Equity Compensation Plan Table disclosed in Item 12 of our Annual Report on Form 10-K, which was filed with the SEC on March 3, 2010.

Existing Equity Compensation Plans Approved by Security Holders
Number of securities remaining available for future issuance under equity compensation plans as of December 31, 2009	943,712
Awards granted to employees and non-employee directors under the Company's existing equity compensation plans from January 1, 2010 to March 31, 2010	1,591,937
Awards cancelled and returned for issuance under the Company's existing equity compensation plans from January 1, 2010 to March 31, 2010	657,810
Number of securities remaining available for future issuance under the Company's existing equity compensation plans as of March 31, 2010	9,585

        As of March 31, 2010, the Company had 3,840,306 stock options outstanding with a weighted average exercise price of $4.57 and a weighted average remaining contractual term of 3.61 years. Additionally, as of March 31, 2010, the Company had 430,921 shares of unvested restricted stock outstanding.

Summary of the 2010 Plan

        The following is a general summary of the material provisions of the 2010 Plan and is qualified in its entirety by the full text of the 2010 Plan, which is attached to this proxy statement as Appendix A. Capitalized terms not defined in the summary are defined in the plan document.

        The 2010 Plan authorizes the Company to grant various awards ("Awards") to employees (including officers and directors who are employees) of the Company or its subsidiaries and to individuals who are performing services for those entities (including consultants and directors who are not employees of the Company), including:

  •
  incentive stock options ("ISOs"),

  •
  nonqualified stock options ("NSOs"),

  •
  "reload" options ("Reload Options"),

  •
  deferred compensation stock options ("DCSOs"),

  •
  stock appreciation rights ("SARs"),

  •
  restricted stock grants ("Restricted Stock Grants"), and

  •
  restricted unit grants ("Restricted Unit Grants");

provided, however, that individuals who are not employees of the Company or its subsidiaries may be granted only NSOs.

        Administration.    The Plan shall be administered by a Compensation Committee of the board of directors (the "Compensation Committee") that will have sole authority to construe and interpret the 2010 Plan, to select participants ("Participants"), to grant Awards and to establish the terms and conditions of Awards. The Compensation Committee is allowed to give the Company's chief executive officer specifically limited written authority to grant awards to new employees. A member of the Compensation Committee is not eligible to receive an Award under the 2010 Plan, unless the member recuses himself from voting on an Award to him and a majority of the remaining members of the Compensation Committee vote for such Award.

        Eligibility.    Any employee of the Company or its subsidiaries, including, without limitation, any officer or director who is an employee, or any person performing services for the Company or its subsidiaries (including a consultant to, or a director who is not an employee of the Company, but only insofar as NSOs are concerned), is eligible to receive an Award under the 2010 Plan. The 2010 Plan sets forth various restrictions upon exercise of an Award.

        Shares Subject to the 2010 Plan.    The maximum number of shares of common stock in respect of which Awards may be granted under the 2010 Plan is 6,950,000, subject to appropriate adjustment in the event of a reorganization, stock split, stock dividend, merger, consolidation or other change in capitalization of the Company affecting its common stock. The maximum number of shares subject to an Award that may be granted to a Participant in any calendar year is 695,000.

        Term of the 2010 Plan.    The 2010 Plan will expire 10 years from date of stockholder approval, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding, and no Award may be granted under the Plan after that date.

        Amendment and Termination of Plan.    The board of directors, without the further approval of the Company's Stockholders, may at any time suspend or terminate the 2010 Plan, in whole or in part, or amend it from time to time; provided, however, that the board of directors must obtain Stockholder approval to make any amendment to the 2010 Plan that would increase the total number of shares reserved for issuance (except for adjustments necessary to reflect changes in capitalization), materially modify eligibility requirements or materially increase the benefits accruing to Participants under the 2010 Plan, make any change which is required to be approved by the Stockholders under any law, rule or regulation for listed companies promulgated by any national stock exchange on which the Company's stock is traded, result in the repricing of options, or allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award without such Participant's consent.

        Termination of Employment or other Relationships.    In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of death, or the Participant dies within one year after termination due to disability or within three months after the termination for reason other than disability, any Award held by the Participant immediately prior to his or her death may generally be exercised, to the extent that the Award is vested, by the legal representative of the Participant's estate or any person who acquired the Award by will or laws of descent and distribution for the shorter of one year from the date of the Participant's death or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of disability, any Award held by the Participant immediately prior to the date of the Participant's disability may generally be exercised, to the extent that the Award is vested, by the Participant for the shorter of one year from the date of disability or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company is terminated for any reason other than death or disability, any Award held by the Participant immediately prior to his or her termination may be exercised by the Participant, to the extent that the Award is vested, for the shorter of three months from the date of such termination or the expiration of the stated term of the Award. Upon the retirement of a Participant, if the Participant continues or begins to serve as a director, the Participant may continue to hold any previously granted Awards under the original terms thereof. Notwithstanding the above, the Compensation Committee also has the discretion to accelerate the vesting or exercisabilty of Awards in the event of the retirement, death, disability or other termination of a Participant, provided however, that in the case of ISOs the conditions under which post-termination exercises will be permitted in all events will be in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

        Incentive Stock Options.    Options designated as ISOs within the meaning of Section 422 of the Code, together with the regulations promulgated thereunder, may be granted for a stated number of shares. To the extent that any portion of an ISO that first becomes exercisable by any Participant (under all of the stock option plans of the Company or its subsidiaries) during any calendar year exceeds the $100,000 aggregate fair market value limitation of Section 422(d) of the Code, or such other limit as may be imposed by the Code, such excess portion shall be treated as a NSO.

        Nonqualified Stock Options.    NSOs may be granted for a stated number of shares of common stock and will be exercisable for such period or periods as the Compensation Committee shall determine. Holders of NSOs may elect to have the Company withhold from shares to be delivered upon exercise of a NSO, shares whose fair market value satisfies withholding taxes attributable to the exercise of the NSOs.

        Exercisability of Options.    ISOs and NSOs will become exercisable in installments as determined by the Compensation Committee, in its sole discretion; provided, however, that, if not otherwise determined by the Compensation Committee, ISOs and NSOs may be exercised as to one-third (1/3rd) of the shares covered thereby beginning on the first anniversary of the date of grant, as to one-third (1/3rd) on the second anniversary of the date of grant and as to one-third (1/3rd) on the third anniversary of the date of grant. The exercise price for options may be paid in cash; by certified or cashier's check; by money order or by personal check (if approved by the Compensation Committee); if permitted by the Compensation Committee, by delivery of shares of common stock already owned by the Participant for more than six months, which shares, including any cash tendered therewith, have an aggregate fair market value equal to the exercise price.

        The Compensation Committee may permit payment by delivery of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Compensation Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

        Term of Options.    The term of each ISO and NSO shall be fixed by the Compensation Committee; provided, however, that the term of each ISO will be for a period not exceeding ten years from the date of grant thereof, and provided further, that in the case of any ISO granted to a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder"), the term of the ISO shall not exceed five years from the date the ISO is granted.

        Option Exercise Prices.    NSOs and DCSOs may be issued at any exercise price that the Compensation Committee determines. The exercise price of an ISO, or of any option intended to comply with the performance-based compensation exception to the deduction limitation of Section 162(m) of the Code, shall be at least one hundred percent (100%) of the fair market value of the common stock on the date of grant and at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant to a Ten Percent Stockholder.

        Reload Options.    Under the 2010 Plan, whenever a Participant holding an ISO or NSO exercises an option (the "Original Option") and pays the exercise price by tendering shares of common stock (a "stock-for-stock exercise"), the Company may grant a "Reload Option" to the Participant which provides that Participant an option to purchase the exact number of shares tendered in the stock-for-stock exercise at an exercise price equal to the fair market value of such shares at the date of exercise of the Original Option. Reload Options will vest and first become exercisable one year after the date of exercise of the Original Option. Reload Options are not exercisable after the later of the expiration of the option term of the Original Option or two years following the date of grant of the Reload Option. Except as described above, the terms and conditions of Reload Options will be identical to the terms and conditions of the related Original Options. Reload Options are designed to encourage stock-for-stock exercises by Participants, because when a Reload Option is granted to a Participant, the Participant may make a stock-for-stock exercise without necessarily suffering a dilution in percentage ownership of the Company's common stock. At the same time, the Participant will be able to participate fully in any future appreciation in the Company's common stock, as if the Original Option had been exercised for cash.

        Transferability.    The Compensation Committee may allow transfer of NSOs to immediate family members, trusts and partnerships for their benefit or owned by them, or to charitable trusts created or controlled by the Participant. Options held by transferees are subject to the same restrictions and forfeiture upon termination of employment applicable to the Original Option holder. ISOs are not transferable except by will or the laws of descent and distribution.

        Deferred Compensation Stock Options.    DCSOs are designed to provide a means by which compensation payments can be deferred to future dates. Deferred compensation may include amounts awarded under the 2010 Plan or any other compensation plan or program of the Company. The number of shares subject to a DCSO will be determined by the Compensation Committee using the following formula:

Amount of Compensation to be Deferred = Number of Shares
 FMV – Stock Option Exercise Price

DCSOs will be exercisable for such period or periods as the Compensation Committee determines.

        Stock Appreciation Rights.    The Compensation Committee may grant an Award of SARs that entitles a Participant to receive an amount in cash, by certified or cashier's check, shares of common stock, DCSOs, or any combination thereof, which is determined by multiplying the number of shares of common stock as to which the SAR is being exercised by an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The Compensation Committee may establish procedures for exercise and restrictions regarding the dates on which SARs may be exercised, but in no event will SARs be exercisable before the first anniversary date of the date of grant.

        Stock Grants, Restricted Stock Grants and Restricted Unit Grants.    The Compensation Committee may in its discretion grant shares of common stock to a Participant with or without restrictions, vesting requirements or other conditions. A Restricted Stock Grant is an Award of shares of the Company's common stock that does not vest until certain conditions established by the Compensation Committee have been satisfied. A Restricted Unit Grant is an Award of "units" subject to similar vesting conditions, each unit having a fair value equal either to a share of common stock or the amount by which a share of common stock appreciates in value between the date of grant and the date at which any restrictions lapse. At a minimum, a Restricted Stock Grant or Restricted Unit Grant will provide that in order for a Participant to vest in the award, the Participant must continuously provide services for the Company or its subsidiaries, subject to relief for specified reasons, for a period of not less than two years (or one year if such award is performance-based) commencing on the date the award is granted (the "Registration Period"). During the Restriction Period, a Participant may vote and receive dividends on the shares of common stock awarded pursuant to a Restricted Stock Grant, but may not sell, assign, transfer, pledge or otherwise encumber such shares. In the event that a Participant's employment (or other relationship) with the Company (or any of its affiliates) is terminated for any reason during the Restriction Period, the Participant's Award, to the extent still restricted, may vest or be forfeited as determined by the Compensation Committee upon or after grant. When the Restriction Period expires or the restriction with respect to installments of shares lapses, the Participant is entitled to receive (1) with respect to a Restricted Stock Grant, shares of common stock free and clear of restrictions on sale, assignment, transfer, pledge or other encumbrances, or (2) with respect to a Restricted Unit Grant, payment for the value of the units.

        Performance Based Awards.    A performance award (whether granted as a performance share or a performance unit) consists of a grant made subject to the attainment of one or more performance goals for a specified performance period (as determined by the Plan Administrator) and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Performance awards will only be earned by participants if the performance goals are met for the performance period. At the discretion of the Plan Administrator and as prescribed in the award agreement, payment may be made in the form of cash, shares or a combination of cash and shares. Incentive awards consist of grants denominated in cash and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. The Plan Administrator will determine the performance goals applicable to the payout for incentive awards to Covered Employees for each performance period. The Compensation Committee cannot adjust an incentive award upward for a Covered Employee, but retains the discretion to adjust the incentive award downward. At the discretion of the Plan Administrator, payment of incentive awards may be made in cash and/or other equity-based awards as provided under the 2010 Plan and will be paid no later than March 15 following the end of the calendar year for which the incentive awards are applicable.

        For any awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code, the grant or vesting of such awards may be based upon one or more performance goals that apply to the specified participant, one or more business units of the company, or the Company as a whole. Prior to the payment of any award based on the achievement of performance goals intended to qualify under Section 162(m) of the Internal Revenue Code, the Compensation Committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied. The business criteria on which performance goals intended to qualify compensation as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code may be based are:

  •
  net earnings (either before or after interest, taxes, depreciation, depletion and amortization),

  •
  gross or net sales or revenue,

  •
  net income (either before or after taxes),

  •
  adjusted net income,

  •
  operating income, earnings or profit,

  •
  cash flow (including, but not limited to, operating cash flow, EBITDAX and free cash flow),

  •
  return on equity or assets,

  •
  return on capital,

  •
  return on stockholders' equity,

  •
  total stockholder return,

  •
  return on sales,

  •
  gross or net profit or operating margin,

  •
  costs,

  •
  funds from operations,

  •
  expenses,

  •
  working capital,

  •
  earnings per share,

  •
  adjusted earnings per share,

  •
  price per share of Warren's common stock,

  •
  regulatory body approval for commercialization of a project,

  •
  implementation or completion of critical projects,

  •
  market share,

  •
  economic value,

  •
  profits (either before or after taxes),

  •
  debt/proved reserves,

  •
  weighted average cost of capital,

  •
  oil and gas reserve additions,

  •
  amount of oil and gas reserves,

  •
  costs of finding oil and gas reserves,

  •
  oil and gas replacement ratios,

  •
  oil and/or natural gas production,

  •
  asset quality levels,

  •
  satisfactory audits,

  •
  achievement of balance sheet or income statement objectives,

  •
  employee retention/attrition rates,

  •
  regulatory compliance,

  •
  safety targets, and

  •
  financial ratings,

any of which may be measured with respect to us, or any subsidiary, affiliate or other business unit of Warren's, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group. The committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for the awards. With regard to a particular performance period, the committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the committee may reduce or eliminate (but not increase) the initial award. Generally, a participant will have to be employed by or providing services to Warren or any of its subsidiaries or affiliates on the date the performance-based award is paid to be eligible for a performance-based award for any period.

        The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following:

  •
  items related to a change in accounting principle,

  •
  items relating to financing activities,

  •
  expenses for restructuring or productivity initiatives,

  •
  other non-operating items,

  •
  items related to acquisitions,

  •
  items attributable to the business operations of any entity acquired by Warren during the performance period,

  •
  items related to the disposal of a business or segment of a business,

  •
  items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards,

  •
  items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period,

  •
  other items of significant income or expense which are determined to be appropriate adjustments,

  •
  items relating to unusual or extraordinary corporate transactions, events or developments,

  •
  items related to amortization of acquired intangible assets,

  •
  items that are outside the scope of Warren's core, on-going business activities,

  •
  items related to acquired in-process research and development,

  •
  items relating to changes in tax laws,

  •
  items relating to major licensing or partnership arrangements,

  •
  items relating to asset impairment charges,

  •
  items relating to gains or losses for litigation, arbitration and contractual settlements, or

  •
  items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        For all awards intended to qualify as performance-based compensation, such determinations will be made by the organization and Compensation Committee within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        Cash awards may be made to participants as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such cash awards, including whether the payout of such awards is subject to the achievement of performance goals.

        Other stock-based awards may be equity-based or equity-related awards other than stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units. The terms and conditions of other stock-based awards will be determined by the Plan Administrator. Payment under any other stock-based awards may be made in common stock or cash, as determined by the Plan Administrator.

        Change of Control.    In the event of a proposed liquidation or dissolution of the Company, all then unexercised options will, upon written notice from the Compensation Committee, become exercisable in full at least ten business days prior to the effective date of the liquidation or dissolution and terminate upon the liquidation or dissolution to the extent then unexercised. The board of directors may specify the effect of a liquidation or dissolution on any other Award at the time such Award is granted.

        In the event of an Acquisition Event (as defined below) or the Company's execution of an agreement with respect to an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event (as defined below)), the board of directors will provide that all outstanding stock options will be assumed, or equivalent stock options will be substituted, by the acquiring corporation or succeeding corporation (or an affiliate thereof). However, if in an Acquisition Event, the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such stock options, then the board of directors will provide that all then unexercised stock options will become exercisable in full as of a specified time prior to the acquisition and any unexercised options will terminate immediately prior to the consummation of such Acquisition Event. With respect to other types of Awards, the board of directors will specify the effect of an Acquisition Event that is not also a Change in Control Event, at the time such Award is granted.

        In case of a Change in Control Event (regardless of whether such event is also an Acquisition Event), unless there is an agreement between the Company and the Participants that specifically provides otherwise, the outstanding Awards will be accelerated in part so that one-half of the Awards that would otherwise have become vested after the date of the Change in Control Event will become exercisable or realizable immediately. The remaining one-half of the Awards will continue to vest in accordance with the original vesting schedule. Notwithstanding any of the foregoing, each outstanding Award will become exercisable in full if, on or before the first anniversary of the Change in Control Event, the Participant's employment (or other relationship) is terminated by the Participant for good reason or is terminated by the Company without cause.

        An "Acquisition Event" means (i) any merger or consolidation of the Company with or into another entity which results in the Company's common stock being converted into or exchanged for the right to receive cash, securities or other property of the other entity; or (ii) any exchange of shares of the Company for cash, securities or other property in connection with an exchange transaction.

        A "Change in Control Event" means (i) a sale of all or substantially all of the Company's assets; (ii) the acquisition by a person or group of the beneficial ownership of capital stock of the Company representing 50% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination") if persons who were not Stockholders of the Company immediately prior to the Business Combination beneficially own, immediately after the Business Combination, 50% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities. Notwithstanding any of the foregoing, a Change in Control Event will not include an acquisition directly from the Company (other than an acquisition pursuant to the exercise, conversion or exchange of any security, unless such security was acquired directly from the Company or an underwriter or agent of the Company); any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company (or any corporation controlled by the Company); or a Business Combination.

U.S. Federal Income Tax Consequences

        The following is a brief description of the federal income tax treatment that will generally apply to awards made under the 2010 Plan, based on federal income tax laws currently in effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. The exact federal income tax treatment of an award will depend on the specific nature and form of such award.

        Incentive Stock Options.    An employee generally will not recognize taxable income upon grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder. Incentive stock option tax treatment will be available only if the participant has been an employee of Warren or its subsidiaries within three months of the date of exercise. Warren will not be entitled to any business expense deduction on the grant or exercise of an incentive stock option. If the employee has held the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the employee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as a long-term capital gain or loss. If the employee does not satisfy these holding period requirements (a "disqualifying disposition"), the employee will generally recognize ordinary income for the year of disposition, in an amount equal to the excess of the fair market value of the shares on the date the option was exercised over the option exercise price (or, if less, the amount realized upon disposition over the exercise price). Any excess of the amount realized by the employee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will be a short-term capital gain. Warren generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the employee. The employee's basis in the shares acquired upon exercise of an incentive stock option is equal to the exercise price paid, plus any amount includible as ordinary income as a result of a disqualifying disposition. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the alternative minimum taxable income adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

        Nonqualified Stock Options.    An employee will not recognize any income at the time of grant of a nonqualified stock option and Warren will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the employee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. Subject to any deduction limitation under Section 162(m) of the Code (which is discussed below), Warren will be entitled to a federal income tax deduction in the year of exercise in the same amount as the taxable compensation recognized by the employee. The employee's basis in the stock for purposes of measuring the amount of gain will be the exercise price paid to Warren plus the amount of compensation includible in income at the time of exercise. An employee's subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period of the shares.

        Generally, the shares received on exercise of an option or stock appreciation right under the 2010 Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a nonqualified stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of service. Exchange Act Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. The 2010 Plan is intended to satisfy the requirements for exemption under Exchange Act Rule 16b-3. Therefore, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and measured on the date of exercise.

        Payment of Option Exercise Price in Shares.    If a nonqualified option is exercised by tendering previously owned shares of Warren common stock in payment of the exercise price, then, instead of the treatment described above, the tender generally will not be considered a taxable disposition of the previously owned shares and no gain or loss will be recognized with respect to the equivalent number of new shares (the "exchanged shares") acquired at the time of exercise. The employee's basis and holding period for the exchanged shares will be the same as the previously owned shares exchanged. The employee will, however, have ordinary income equal to the fair market value on the date of exercise of the new additional shares received in excess of the number of exchanged shares. The employee's basis in the new additional shares will be equal to the amount of such compensation income and the holding period will begin on the date of exercise. However, if an incentive stock option is exercised by tendering previously owned shares of Warren common stock in payment of the exercise price, if the previously owned shares were acquired on the exercise of an incentive stock option and have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the employee will recognize income and be subject to other basis allocation and holding period adjustments with respect to the exchanged shares.

        Stock Appreciation Rights and Performance Awards.    When stock appreciation rights are exercised or when performance awards are settled or paid, the amount of cash and the fair market value of property received by the employee (including shares) will be ordinary income, unless the property is subject to transfer restrictions or forfeiture.

        Restricted Stock.    Restricted Stock granted under the 2010 Plan may, in the determination of the Plan Administrator, be subject to rights of repurchase, forfeiture and other transfer restrictions. The tax consequences of stock granted under the 2010 Plan depends on whether the stock is subject to restrictions and, if so, whether the restrictions are deemed to create a "substantial risk of forfeiture" under Section 83 of the Code (for example, stock granted under the 2010 Plan that is subject to forfeiture if the employee terminates employment prior to the time the restrictions lapse, which right lapses over a period of continued employment, is considered a "substantial risk of forfeiture" under Section 83 of the Code). If stock is not subject to a "substantial risk of forfeiture," the employee normally will recognize taxable ordinary income equal to the value of the stock on the date on which the stock is granted less any amount paid for that stock. If the stock is subject to a "substantial risk of forfeiture," the employee normally will recognize taxable ordinary income as and when the "substantial risk of forfeiture" lapses in the amount equal to the fair market value of the shares at the time they are no longer subject to the "substantial risk of forfeiture" less the amount paid for the stock. Upon disposition of the stock, the employee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long- or short-term depending on how long the employee held the stock.

        A recipient of stock subject to a "substantial risk of forfeiture" may make an election under Code Section 83(b) to recognize ordinary income on the date the employee receives the restricted stock, rather than waiting until the "substantial risk of forfeiture" lapses. If the employee makes a Section 83(b) election, the employee will be required to recognize as ordinary income on the date the employee receives the stock grant the difference, if any, between the fair market value of the stock on the award date and the purchase price paid. If the employee makes a Section 83(b) election, the employee will not be required to recognize any income when the "substantial risk of forfeiture" lapses.

        The shares acquired will have a cost basis equal to the fair market value on the date the restrictions lapse (or the date of grant if a Section 83(b) election is made). When the employee disposes of the shares acquired, any amount received in excess of the share's cost basis will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount the employee receives is less than the cost basis of the shares, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

        Other Awards.    In addition to the types of awards described above, the 2010 Plan authorizes certain other awards that may include payments in cash, common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment, and the Company will be entitled to a corresponding deduction at that time. In general, the sale or grant of stock to a participant under the 2010 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, paid for such stock. Stock that at the time of receipt by a participant is subject to a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 generally will be taxed under the rules applicable to Restricted Stock as described above.

        Other Tax Issues.    The terms of awards granted under the 2010 Plan may provide for accelerated vesting or payment of an award in connection with a change of control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

        In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company's named executive officers, including any compensation relating to an award granted under the 2010 Plan. Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1,000,000 limitation, and accordingly, should be deductible by the Company without limitation under Section 162(m). Provided an option is approved by a committee comprised of two or more "outside directors," has an exercise price of at least fair market value on the date of grant, the plan under which the option is granted imposes a per person limit on the number of shares covered by awards and the material terms of the plan under which the option is granted have been disclosed to and approved by stockholders, any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Section 162(m). An award may also qualify as performance-based compensation if the administrator conditions the grant, vesting, or exercisability of such an award on the attainment of a pre-established objective performance goal.

        If any award granted under the 2010 Plan is considered deferred compensation under Internal Revenue Code Section 409A, then certain requirements must be met for the deferral to be effective for federal tax purposes. These requirements include: ensuring that any election to defer made by the employee is done within the time period(s) permitted by Section 409A; certain limitations on distributions; and, the prohibition of accelerating the time or schedule of any payment of deferred amounts except in certain permitted circumstances. If these requirements are not met, the employee will be immediately taxable on such purportedly deferred amounts, a penalty of 20% of such amounts deferred after December 31, 2004 will be imposed, and interest will accrue at the underpayment rate plus one percent on the underpayments that would have occurred had the compensation been includible in the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture.

        The taxable income resulting from awards under the 2010 Plan, other than incentive stock options, will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the employee's other compensation and requiring payment of withholding amounts as part of the exercise price or as a condition to receiving shares pursuant to an award. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 2010 Plan. Whether or not such withholding is required, the Company will report such information to the Internal Revenue Service as may be required with respect to any income attributable to transactions involving awards.

        Dividends paid on the restricted shares prior to the lapse of restrictions will be taxable as additional compensation income to the recipient in the year received and subject to withholding.

The Board Of Directors Recommends A Vote
"For"
The 2010 Stock Incentive Plan

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis of compensation ("CD&A") arrangements of our named executive officers for 2009 should be read together with the compensation tables and related disclosures set forth below. This compensation discussion and analysis has been prepared by our management and reviewed by the Compensation Committee of our Board of Directors. This discussion is intended to provide perspective and context for the compensation tables that follow. After the review, the Compensation Committee recommended the inclusion of this compensation discussion and analysis in this proxy statement. See "Compensation Committee Report" below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Overview of Our Performance

        Although we increased oil and gas production by 7% over 2008, primarily due to weak economic conditions and low oil and gas commodity prices during the first half of 2009, our oil and gas revenues declined in 2009 by 41% over 2008 levels and our cash flow from operations declined in 2009 by 64% over 2008.

        The Compensation Committee and senior management believe that compensation should reflect company performance and align with Stockholder interests. Because of the above-described factors, the Compensation Committee determined that there should be no incentive cash bonuses paid in 2009 and no increases in employee base salaries in 2009.

NAMED EXECUTIVE OFFICERS

        The named executive officers who appear in the Summary Compensation Table for 2009 are Norman F. Swanton, Chairman of the Board and Chief Executive Officer; Timothy A. Larkin, Executive Vice President and Chief Financial Officer; Kenneth A. Gobble, Senior Vice Chairman and President of our principal operating subsidiary, Warren E&P, Inc.; David E. Fleming, Senior Vice President, General Counsel & Secretary; and Stephen Heiter, Vice President of Warren Resources of California, Inc. and General Manger-California. These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers", or "NEOs"

Compensation Philosophy

        Our Compensation Committee generally seeks to encourage growth in our oil and natural gas proved producing reserves, oil and gas production, cash flow from operations and profitability while focusing on achieving attractive returns on capital in order to enhance long-term Stockholder value. To achieve these objectives, we believe it is critical to create and maintain compensation opportunities that attract and retain committed, highly qualified personnel by providing appropriate rewards and incentives that align the interests of our employees with those of our Stockholders. Consistent with this philosophy, the following goals provide a framework for our NEO compensation program:

        The primary objectives of our executive compensation programs are:

  •
  motivating NEOs to achieve and even exceed strategic, operational and financial short-term and long-term goals by rewarding strong execution with individual compensation;

  •
  attracting, engaging, developing and retaining high performing NEOs who must operate in a high demand environment;

  •
  aggregate and strategically balance the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

  •
  expose a significant portion of each NEOs compensation to performance, the degree of which will positively correlate to the level of the NEOs responsibility and performance; and

  •
  aligning the interests of executives and Stockholders.

        To achieve these objectives, Warren uses a mix of compensation elements, including:

  •
  base salary;

  •
  annual cash incentives;

  •
  long-term equity incentives, including grants of restricted stock units and stock options, to align the interests of our executive officers with those of our Stockholders ;

  •
  employee benefits to maintain market competitiveness and provide financial security; and

  •
  change of control benefits.

        Please see "compensation of named executive officers: NEO Employment Arrangements" for a description of the Company's employment agreements with each of the NEOs.

Role and Processes of the Compensation Committee

        Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The members of this Committee are Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, Espy Price and Michael R. Quinlan, each an independent, non-employee director. In 2009, the Compensation Committee met three times and all members of the Compensation Committee at those times were present during those meetings.

        Under the terms of its charter, the Compensation Committee is responsible for recommending to the Board of Directors the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee:

  •
  grants stock options and restricted stock units under the Stock Incentive Plans,

  •
  recommends to the Board the compensation levels, including annual salary, bonus and stock options, for executives and other employees, as necessary, and

  •
  reviews on a periodic basis the operation and administration of our executive compensation programs.

        We offer our executives annual base salaries, annual cash incentive compensation, long-term incentive compensation and other employee benefits that are intended to be competitive with those offered at similar oil and gas exploration and production companies with comparable market capitalization, assets and sales. We review compensation paid at these companies because their size and business make them most comparable to us. We also believe these companies likely compete with us for executive talent. In 2006, we engaged a compensation consultant, Mercer Consulting, Inc. ("Mercer) to identify annually the median compensation paid to executives holding equivalent positions or having similar responsibilities at these companies.

Review of External Data

        Each year, we survey the compensation practices of our peers in the United States in order to assess our competitiveness. We conducted assessments in three areas of compensation:

  (1)
  total direct compensation (base salary) for our NEOs;

  (2)
  target total cash compensation (salary and bonus); and

  (3)
  equity (stock option and restricted stock grants).

        In 2006, Mercer Consulting identified and analyzed compensation for most executive positions of the E&P Peer Group. For 2009, the Compensation Committee based the compensation 2009 levels on the E&P Peer Group data collected for 2008.

        For NEOs in fiscal year ended December 31, 2009, the Compensation Committee generally targeted the aggregate value of our total cash compensation (base salary and bonus) for our senior management at the 50th to 75th percentile of the E&P Peer Group. We strongly believe in engaging the best talent in critical functions, and this may entail negotiations with individual executives who may have significant retention packages in place with other employers. In order to attract such individuals to our Company, we may determine that it is in our best interests to negotiate packages that deviate from the general principle of targeting total compensation at the fiftieth percentile of our E&P Peer Group. Similarly, we may determine to provide compensation outside of the normal cycle to individuals to address retention issues.

Compensation Program and Specific Elements

        The Compensation Committee, with the periodic assistance of its independent compensation consultant, reviews compensation from published oil and gas exploration and production industry surveys and from Warren's peer group companies for purposes of comparing Warren's executive compensation program with market practices. For 2009, Warren's peer group consisted of 13 companies (the "E&P Peer Group"):

Petroleum Development Corp. Resource America, Inc. Meridian Resource Corp. Brigham Exploration Co. Goodrich Petroleum Corp. Berry Petroleum Company Swift Energy Company	Venoco, Inc. McMoran Exploration Co. Carrizo Oil & Gas, Inc. Clayton Williams Energy, Inc. Parallel Petroleum Corporation PetroQuest Energy, Inc.

        For 2009, we generally benchmarked the compensation that we pay to our executives against the median compensation that 13 E&P Peer Group companies pay to their executives. We benchmark against median compensation because it allows us to attract and retain employees, provides an incentive for employees to strive for better than average performance to earn better than average compensation, and helps us to manage the overall cost of our compensation program.

        The Compensation Committee received the compensation recommendations from our Chief Executive Officer, relevant background information on our executives and officers and the referenced compensation studies. The Compensation Committee then reviewed the compensation recommendation with the CEO for all executives, except for the CEO. The CEO was not present during the discussion of his compensation.

        In order to achieve the objectives discussed above, the elements of our total compensation packages include base salary and annual incentive bonus, all paid in cash, as well as long-term compensation in the form of stock options or restricted common stock, employee benefits and change of control benefits. We believe that appropriately balancing the total compensation package and ensuring the viability of each element of the package is necessary in order to provide market-competitive compensation. The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to improve our results on a cost-effective basis. The following discussion explains elements of our Compensation Program.

Cash Compensation

  •
  Base Salary

        Base salary is primarily determined by competitive pay and individual job performance. Base salaries for NEOs are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the NEO, his or her future potential, scope of responsibilities and experience, and competitive salary practices. Approved base salaries were effective February 2009.

        After reviewing our CEO's 2008 performance in January 2009, the Compensation Committee decided to keep the CEO's base salary for 2009 unchanged from the 2008 level.

        For 2009, based on the individual NEO's performance and a review of the Company's E&P Peer Group, in establishing base salaries in February 2009, the Compensation Committee set the other NEOs base salary levels as either unchanged from 2008 or increased for one NEO as follows:

  •
  Mr. Larkin's base salary was not increased in 2009 from 2008 levels, keeping his salary in the 50th to 75th percentile.

  •
  Mr. Gobble's base salary was not increased in 2009 from 2008 levels, keeping his salary in the 50th to 75th percentile.

  •
  Mr. Fleming' base salary was not increased in 2009 from 2008 levels, keeping his salary in the 50th to 75th percentile.

  •
  Mr. Heiter's base salary increased by 6.9% from 2008 levels, which placed his salary in the 50th to 75th percentile.

        In March 2009, to preserve capital Mr. Swanton agreed to voluntarily reduce his salary for the reminder of 2009 by 20% and Mr. Gobble voluntarily agreed to reduce his base salary by 5%. As of March 2010, their base salaries were reinstated to prior unreduced levels.

        The range of this distribution above reflects positioning and particular individual performance.

  •
  Annual Cash Incentive Bonuses

        Our annual cash incentive bonus plan is designed to reward and retain employees for achieving annual financial and operating goals that are key to the success of our business and aligned with the near and long term interests of our Company and our Stockholders. The Compensation Committee and senior management sets incentive bonus targets for each eligible employee as a percentage of base salary based on their position. At the beginning of each fiscal year, the Compensation Committee, working with senior management, will set oil and gas production and operating income goals for our Company. In years when the Company is actively drilling oil and gas wells, generally goals are set at or above prior year results and budgeted levels. Each NEO's bonus will be based upon their individual performance and contribution.

        In 2009, because of the global financial and liquidity crisis, the Compensation Committee elected not to approve any annual cash incentive compensation program for 2009.

        For 2010, the Committee has adopted an annual cash incentive compensation plan focused on internal operational, financial and safety measures including a minimum level of performance above which bonuses begin to accrue, a target level of performance required to earn the target bonus payout and the respective weightings for each measure.

        Incentive Performance Goals.    In determining the performance under the Company's incentive performance for 2010, the Compensation Committee approved the following internal operational and financial measures and weightings:

  •
  Operational Measures (Oil and Gas Production Volumes and Proved Developed Producing Reserves)—The primary business objectives for an exploration company are to produce oil and gas reserves and increase proved reserves. The Compensation Committee believes that utilizing production volumes as a measure of performance provides a direct line of sight for our operations personnel and gives them a direct stake in our operational successes.

  •
  Financial Measures (Cash Flow From Operations and Cost Containment)—These financial measures focus on financial discipline and encourage employees to manage costs relative to gross margins and the commodity price environment. The cash cost management operating expense factor is calculated as oil and gas lease operating expense divided by total sales volumes. The cash cost management of drilling costs is calculated as actual drilling costs divided by cost number of wells drilled against budget for a given location and well depth.

        In both approving performance goals and measuring the Company's performance against those goals, the Compensation Committee may use its discretion in determining the extent to which such goals or results properly reflect the Company's achievement of overall business objectives, including any material changes in the Company's operations or business objectives during the course of a given year.

        For 2010, the four measures of performance and each measure of performance have (i) assigned a relative weight and (ii) threshold, target and maximum levels for the applicable year. The target measures of performance for 2010 for the NEOs are as follows:

2010 Measure of Performance(1)	Relative Weight	Metric Target Performance
Growth measured by Company production (Bcfe)	65%	10.3 – 11.3
Operating cost control measured by lease operating expense per volume produced	15%	$14.00–$17.00 per barrel of oil $0.90–$1.20 per mcf of gas(2)
Drilling and capital expenditure cost control measured by drilling cost per well	10%	0% to 20% of budgeted costs(3)
Operating control measured by geological goals and regulatory and safety compliance	10%

(1)
Overall bonuses are reduced pro rata if cash flow from operations does not exceed agreed upon capital expenditure levels.

(2)
Excludes compression, taxes, plugging and abandonment, transportation and fuel gas expenses.

(3)
Metric target varies and is a function of performance against budget dependent upon location and depth of well.

        The Committee and the Board, with input from the CEO, have the subjective discretion to adjust up to 25% of the incentive compensation among employees based upon circumstances such as unforeseeable market events over the course of the year or superior performance. However, total aggregate bonus amounts cannot be increased.

        Where appropriate, metrics were broken down between our two principal regions, California and the Rocky Mountain region, and also to Company support services. However, the NEOs were only measured based on overall Company performance.

        In 2009, as further described above, because of liquidity concerns and an 86% decline in our stock price, no cash incentive performance targets were established by the Compensation Committee in February 2009 and no cash bonuses were paid for the year 2009 to any employees of the Company.

        Individual Target Bonus Opportunities.    Individual target bonus opportunities for 2010, set as a percentage of base salary, are generally established to provide bonus opportunities between the 50th and 75th percentile levels of our industry peer group. The CEO may earn from 0% up to 150% of their annual base pay. Other executive officers may earn from 0% up to 100% of their annual base pay. The bonus calculations for 2010 are shown in the table below. Each year, the bonus and commissions structure is reviewed to ensure that the design and payment structure is consistent with our compensation philosophy and competitive with our designated E&P Peer Group.

Target Bonus ($)	X	Metric Target Performance Multiplier (%)	X	Individual Results (%)	=	Bonus Payment
Base salary times applicable target incentive multiplier		Derived from aggregating the target bonus of all participants in the incentive plan and achievement of identified corporate operating and financial goals		Based on each executive officer's achievement of individual goals tied to the corporate operating plan and financial objectives; could not exceed 150%

        Individual Performance Targets and Adjustments.    The allocation of each NEOs individual targets and percentages for 2010 were determined by the Compensation Committee with respect to the bonus awarded to our CEO; by the Compensation Committee and our CEO with respect to the bonus awarded to our EVPs; and by the Compensation Committee, our CEO and Chief Financial Officer ("CFO") for all other executive officers.

Name	Minimum Payout as a % of Salary	Target Payout as a % of Salary
Mr. Swanton	0%	150%
Mr. Larkin	0%	100%
Mr. Gobble	0%	75%
Mr. Fleming	0%	60%
Mr. Heiter	0%	65%

        In determining a named executive officer's bonus payment, the Compensation Committee may make an adjustment based on individual performance. This adjustment allows the Compensation Committee to recognize an individual's significant contributions that may not be reflected in the overall incentive performance score. Since the Compensation Committee did not authorize any cash incentive bonuses for the NEOs in 2009, the Committee did not make any individual performance adjustments for the NEOs.

        Please refer to the Non-Equity Incentive Compensation Plan Compensation column under the Summary Compensation Table below reflecting that no cash bonus amounts were awarded in fiscal year ended 2009.

Long-term Incentive Compensation

Equity Incentives

        The equity incentive component of our executive compensation program consists of grants of

  (i)
  annual stock options and restricted stock units, and

  (ii)
  new-hire stock options.

        We use equity compensation to motivate and reward strong long-term performance and retain valued executives, as equity compensation typically vests over a period of three years after the date of grant. New-hire equity grants also act as a means to attract qualified candidates. Warren strongly believes that equity awards serve to align the interests of its executives with those of its Stockholders. By having a substantial portion of the executive officer's target compensation tied to equity compensation, the Compensation Committee believes executives will be motivated to align themselves with our Stockholders and take actions that will benefit us in the long-term.

        The Compensation Committee, with input from our CEO and CFO (other than with respect to their own compensation), determined the level of equity compensation opportunity based upon competitive data and each executive officer's relative position, responsibilities, performance over the previous fiscal year, and anticipated future performance and responsibilities.

Stock Options

        Based on our compensation philosophy, a substantial portion of our compensation program rewards the long-term performance of our Company, and the retention of NEOs. Long-term compensation is delivered to our NEOs through stock options granted upon their initial hire, and through ongoing annual grants. Similar to base salary increases, option grants are also granted to reflect promotions and significant changes in responsibility. Although the expense of stock options affects our financial statements negatively, we continue to believe that this is an important element of compensation that forces NEOs to focus on our long-term financial and operational performance, and forces NEOs to work toward the creation of Stockholder value. Stock options were granted with an exercise price that was equal to the fair market value of our common stock on the grant date. As a result, the executives will only be able to realize value if our common stock price rises and our Stockholders also realize value. In order to provide an incentive for continued employment, stock options granted under the Stock Incentive Plans are "time-based" and generally vest 1/3rd one year after grant, 1/3rd after two years after grant and 1/3rd after three years after grant. Stock option grants generally expire five years from the date of the grant. This schedule provides a reasonable time frame to align each NEO's compensation with the appreciation of the Company's stock price, while managing potential dilution effectively.

        Initial stock option grants and annual option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desire to position compensation levels relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective, and to ensure option usage consistent with option pool forecasts.

Option Grant Practice

        Commencing in 2007, the Compensation Committee delegated the authority to make initial option grants to new employees (within an approved range) to the CEO within a pre-approved compensation matrix. All new employee grants in excess of the CEO limit, subsequent grants to existing employees and any grant to executives are approved by the Compensation Committee.

        During 2009, initial hire grants that were within the CEO's approved range were granted on the employee's start date. Based on the definition of "fair market value" in our Stock Incentive Plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.

        For annual option and restricted stock grants to all employees, the Compensation Committee reviews and approves recommendations from the CEO. The policy of the Compensation Committee is for these grants to be made two business days after our previous year earnings release and our annual report on Form 10-K is filed with the SEC. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual, and to balance such performance against our expectations for the current year. This timing also ensures that all current financial and operating information is made publicly available before any grants are made. For 2009, these annual grants were made on March 4, 2009. We do not time the granting of our options or restricted stock units with any favorable or unfavorable news released by the Company.

Restricted Stock Grant Practice

        Restricted stock provides NEOs an opportunity to receive shares of Company stock provided they remain employed with the Company for a set period of time. Awards of restricted stock provide a valuable retention element to the overall compensation package for our NEOs. As with stock options, restricted stock awards provide a stock ownership vehicle and direct link to Stockholder value creation since the value of the award can fluctuate up or down with changes in the Company's stock price. Restricted stock awards typically vest equally over three years from the date of grant. NEOs receive any dividends on the shares and also have voting rights. Generally, an NEO will forfeit any unvested restricted shares if the NEO terminates voluntarily or is terminated for cause prior to the vesting date.

        The following table shows a comparison of the annual stock option and restricted stock grants made to the five most highly compensated employees during fiscal years ended 2008 and 2009:

	2008		2009
NEO	Stock Option Awards	Restricted Stock Awards	Stock Option Awards	Restricted Stock Awards(1)
Norman F. Swanton(2)	150,000	—	400,000	—
Timothy A. Larkin	37,500	13,875	230,000	—
David E. Fleming	—	14,800	90,000	—
Kenneth Gobble	50,000	—	136,704	—
Stephen Heiter	—	11,100	65,000	—

(1)
Excludes incentive bonus restricted stock granted on March 5, 2010, which vests 25% on each of March 9, 2010, June 10, 2010, September 10, 2010 and December 10, 2010 to the NEO's as follows: Mr. Swanton—108,544 shares; Mr. Larkin—52,449 shares; Mr. Gobble—18,916 shares; Mr. Fleming—29,225 shares; and Mr. Heiter—59,714 shares.

(2)
Under Mr. Swanton's divorce proceeding Settlement Agreement, which shall become final on April 12, he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

Retirement and Deferred Compensation Benefits

        We do not provide our executive officers with a defined benefit pension plan or any supplemental executive retirement plans, nor do we provide our executive officers with retiree health benefits. All of Warren's employees, including the NEOs, may participate in Warren's 401(k) Retirement Savings Plan, which provides for a matching contribution by Warren of a portion of the employee's matching contribution. On January 1, 2009, the Company changed to a safe harbor matching plan where the Company contributes up to 100% of the participants' 401(k) contributions, up to a maximum of 3% of the participants' compensation plus 50% of the next 2% of the active participants' compensation. The Company's contributions vest over five years at 20% per year. Warren makes a matching contribution to the 401(k) plan to help attract and retain employees and to provide an additional incentive for our employees to save for their retirement in a tax-favored manner.

 COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information concerning the compensation earned, for services to the Company in all capacities, by our principal executive officer (our CEO), our principal financial officer (our CFO), and our three most highly compensated executive officers (other than our CEO and CFO) who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Stock Awards(3)	All Other Compensation(4)	Total ($)
Norman F. Swanton(5)	2009	$483,738	—	$100,000	—	$26,074	$609,812
Chief Executive Officer	2008	$576,936	—	$621,000	—	$31,774	$1,229,710
and Chairman of the Board	2007	$555,316	$420,652	$586,500	—	$31,774	$1,594,242

Timothy A. Larkin	2009	$317,315	—	$57,500	—	$11,510	$386,325
Executive Vice President	2008	$317,315	—	$155,250	$154,706	$17,210	$644,481
and Chief Financial Officer	2007	$305,424	$154,239	$146,625	$145,963	$17,210	$769,461

Kenneth Gobble	2009	$244,610	—	$34,176	—	$12,143	$290,929
Senior Vice President and	2008	$256,989	—	$207,000	—	$17,843	$481,832
President of Warren E&P Inc.	2007	$246,750	$93,457	$156,400	—	$18,514	$515,121

David E. Fleming	2009	$294,683	—	$22,500	—	$12,814	$329,997
Senior Vice President,	2008	$294,683	—	—	$165,020	$18,514	$478,217
General Counsel &	2007	$283,640	$76,157	—	$155,695	$18,514	$534,006
Secretary

Stephen A. Heiter(6)	2009	$266,629	—	$16,250	—	$9,800	$292,679
General Manager—California	2008	$249,377	—	—	$123,765	$15,500	$388,642
Vice President of Warren	2007	$218,236	$66,000	$149,700	—	$15,500	$449,436
Resources of California, Inc.

(1)
No cash bonuses were paid to any employees of the Company under the incentive compensation plan for 2008 and 2009.

(2)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC 718. For a discussion of valuation assumptions, see Note A—Stock-Based Compensation of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2009. For information regarding the option awards granted to the named executives in 2009, please see the Grants of Plan-Based Awards Table.

(3)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC 718. For a discussion of valuation assumptions, see Note A—Stock-Based Compensation of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2009. For information regarding the non-option stock awards granted to the named executives in 2009, please see the Grants of Plan-Based Awards Table. Also excludes incentive bonus restricted stock granted on March 5, 2010, which vests 25% on each of March 9, 2010, June 10, 2010, September 10, 2010 and December 10, 2010 to the NEO's as follows: Mr. Swanton—108,544 shares; Mr. Larkin—52,449 shares; Mr. Gobble—18,916 shares; Mr. Fleming—29,225 shares; and Mr. Heiter—59,714 shares.

(4)
Amounts reflect 401(k) matching contribution of approximately $15,500 paid to the retirement account of each NEO in 2007 and 2008 and $9,800 in 2009 and life insurance premiums paid by the Company during the covered fiscal year for the benefit of the NEO or his designee.

(5)
Under Mr. Swanton's divorce Settlement Agreement, which shall become final on April 12, he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

(6)
Mr. Heiter became an employee in April 2007 and received a $50,000 signing bonus.

Grants of Plan-based Awards Table for 2009

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards	All Other Stock Awards	All Other Option Awards
Name	Grant Date	Target ($)	Number of Shares Underlying Stock or Units #(1)	Number of Securities Underlying Options #(2)	Exercise or Base Price Of Options(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4)
Norman F. Swanton(5)	3/4/09	—	—	400,000	0.51	$100,000
Timothy A. Larkin	3/4/09	—	—	230,000	0.51	$57,500
Kenneth Gobble	3/4/09	—	—	136,704	0.51	$34,176
David E. Fleming	3/4/09	—	—	90,000	0.51	$22,500
Stephen Heiter	3/4/09	—	—	65,000	0.51	$16,250

(1)
Reflects that there were no restricted stock units awarded in 2009. When granted, restricted stock unit awards vest equally over three years, beginning with the first anniversary of the participant grant date. Annual stock and option awards are granted as a matter of policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(2)
Reflects the number of stock options each named executive officer was awarded in 2009. These options vest equally over three years, beginning with the first anniversary of the date of grant and have a term of five years.

(3)
The exercise price for option and stock awards is set as the closing stock price on the date of grant. Annual stock and option awards are granted as a matter of Board policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards made to named executives in 2009 computed in accordance with ASC 718.

(5)
Under Mr. Swanton's divorce Settlement Agreement, which shall become final on April 12, he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

        As mentioned in the CD&A, we often grant stock options to new employees. Following the initial hire, additional grants are made to participants pursuant to a periodic annual grant program or following a significant change in job responsibilities, scope or title. For 2009, all grants to NEOs are the time-based annual grants. According to the Stock Incentive Plans, fair market value that is used to determine the exercise price for option grants is defined as the NASDAQ closing price of the Company's stock on the market trading of the grant date. Options granted to NEOs during fiscal 2009 expire 5 years from the date of grant and vest 1/3rd after one year, 1/3rd after two years and 1/3rd after three years.

        We adopted ASC 718 (formerly SFAS 123(R)) on January 1, 2007, see Note A under Item 8 of the 2010 Annual Report on Form 10-K. The grant date fair value of the 2009 option awards is calculated using the Black-Scholes valuation model using the following weighted average assumptions:

Assumptions	Rate
Average risk free interest rate	1.54%
Average expected term (years)	3.5
Average expected volatility	70%

NEO Employment Arrangements

        We have entered into employment agreements with each of the NEOs. In addition to the specific provisions of each employment agreement as described below, each of these employment agreements provides that if the executive's employment is terminated without cause, due to death or disability or for "good reason", including a change of control, all unvested stock options granted to the executive shall become immediately vested.

        Norman F. Swanton.    We entered into an employment agreement effective January 1, 2001, as amended and effective January 1, 2007, with Norman F. Swanton, our president, chief executive officer and chairman. This agreement provides for a base salary of $576,936 per year for 2009, subject to annual cost of living adjustments, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Swanton's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to the Company, Mr. Swanton will be entitled to termination compensation equal to the greater of two years' annual base salary, or all of the base salary for the remainder of his employment term, as well as an amount equal to bonus compensation paid in the previous employment year. Additionally, if terminated without cause or there is a "change in control" of Warren (as defined in the agreement), all unvested stock options and restricted common stock become immediately vested. Mr. Swanton's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Swanton or he notifies us in writing 90 days prior to such anniversary that we, or he, is not renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Swanton's employment agreement has been renewed through December 31, 2010. Mr. Swanton's base salary for 2010 is $590,206.

        Timothy A. Larkin.    We entered into an employment agreement effective January 1, 2001, as amended and effective January 1, 2007, with Timothy A. Larkin, our executive vice president and chief financial officer. This agreement provides for a base salary of $317,315 per year for 2009, subject to annual cost of living adjustments, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Larkin's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, the Company, Mr. Larkin will be entitled to termination compensation equal to the greater of two years' annual base salary, or all of the base salary for the remainder of the employment term, as well as an amount equal to bonus compensation paid in the previous employment year. Additionally, if terminated without cause or there is a "change in control", all unvested stock options and restricted common stock become immediately vested. Mr. Larkin's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Larkin or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Larkin's employment agreement has been renewed through December 31, 2010. Mr. Larkin's base salary for 2010 is $324,613.

        Kenneth A. Gobble.    We entered into an employment agreement effective February 1, 2009 with Kenneth A. Gobble, our senior vice president and president of Warren E&P, Inc. This agreement provides for a base salary of $256,989 per year for 2009, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Gobble's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, the Company, Mr. Gobble will be entitled to termination compensation equal to the greater of three month's base salary or all of the base salary for the remainder of the employment term. Additionally, if terminated without cause or there is a "change in control", all unvested stock options and restricted common stock become immediately vested. Mr. Gobble's employment agreement expires on December 31, 2010, but will automatically renew for an additional year on each anniversary of the effective date, unless we notify Mr. Gobble or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement. No such notice of non-renewal has been presented by either party. Mr. Gobble's base salary for 2010 is $264,698.

        David E. Fleming.    We entered into an employment agreement effective January 1, 2007 with David E. Fleming, our senior vice president, general counsel and corporate secretary. This agreement provides for a base salary of $294,683 per year for 2009, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Fleming's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, the Company, Mr. Fleming will be entitled to termination compensation equal to the greater of three month's base salary or all of the base salary for the remainder of the employment term. Additionally, if terminated without cause or there is a "change in control", all unvested stock options and restricted common stock become immediately vested. Mr. Fleming's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Fleming or he notifies us in writing 90 days prior to such anniversary that we, or he, is not renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Fleming's employment agreement has been renewed through December 31, 2010. Mr. Fleming's base salary for 2010 is $301,461.

Outstanding Equity Awards as of December 31, 2009

        The following table reflects outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009 for each of the named executives. The table also reflects unvested and unearned stock awards assuming a market value of $2.45 a share (the closing stock price of the Company's stock on December 31, 2009).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)(1)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested($)
Norman F. Swanton(3)	250,000	—	9.05	2/7/10	—	—
	100,000	—	13.85	3/23/11	—	—
	100,000	50,000	10.51	3/8/12	—	—
	50,000	100,000	11.15	3/7/13	—	—
	—	400,000	0.51	3/4/14	—	—
Timothy A. Larkin	125,000	—	9.05	2/7/10	—	—
	50,000	—	13.85	3/23/11	—	—
	25,000	12,500	10.51	3/8/12	4,629	$11,341
	12,500	25,000	11.15	3/7/13	9,250	$22,663
	—	230,000	0.51	3/4/14	—	—
David E. Fleming	50,000	—	9.05	2/7/10	—	—
	20,000	—	13.85	3/23/11	—	—
	—	—	—	—	4,938	$12,098
	—	—	—	—	9,867	$24,174
	—	90,000	0.51	3/4/14	—	—
Kenneth Gobble	50,000	—	9.05	2/7/10	—	—
	30,000	—	13.85	3/23/11	—	—
	26,667	13,333	10.51	3/8/12	—	—
	16,667	33,333	11.15	3/7/13	—	—
	—	136,704	0.51	3/4/14	—	—
Stephen A. Heiter	20,000	10,000	13.51	4/8/12	—	—
	—	—	—	—	7,400	$18,130
	—	65,000	0.51	3/4/14	—	—

(1)
Does not include annual stock option grants made on March 5, 2010 for certain eligible employees, all of which are unvested as follows: Mr. Swanton—250,000 stock options; Mr. Larkin—160,000 stock options; Mr. Gobble—85,000 stock options; Mr. Fleming—60,000 stock options; and Mr. Heiter—57,750 stock options. All of these stock options are exercisable at $2.42 per share and vest 1/3rd after one year from date of grant, 1/3rd after two years ands 1/3rd after three years. In the event of a "change in control" of Warren (as defined in the stock option awards), all of these unvested stock options and restricted common stock awards become immediately vested.

(2)
Also excludes incentive bonus restricted stock granted on March 5, 2010, which vests 25% on each of March 9, 2010, June 10, 2010, September 10, 2010 and December 10, 2010 to the NEO's as follows: Mr. Swanton—108,544 shares; Mr. Larkin—52,449 shares; Mr. Gobble—18,916 shares; Mr. Fleming—29,225 shares; and Mr. Heiter—59,714 shares.

(3)
Under Mr. Swanton's divorce Settlement Agreement, which shall become final on April 12, he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of

  March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

Options Exercises During Fiscal 2009

        The following table summarizes the stock options exercised by the NEOs during the year ended December 31, 2009 and the value realized upon exercise:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise
Norman F. Swanton	0	0
Timothy A. Larkin	0	0
Kenneth G. Gobble	0	0
David E. Fleming	0	0
Stephen Heiter	0	0

Change of Control Benefits—Severance Arrangements

        The table below reflects potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change of control or termination of employment of each NEO, assuming a December 31, 2009 termination date, and, where applicable, using the closing price of our common stock of $2.45 (as reported on the NASDAQ Stock Market as of December 31, 2009).

        The following are general definitions that apply to the termination scenarios detailed below. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our executive officers are parties.

        "Involuntary Termination" is generally defined as any termination that does not result from the following termination events:

  •
  resignation;

  •
  retirement;

  •
  for cause;

  •
  death;

  •
  qualifying disability;

  •
  extended leave of absence; or

  •
  continued failure to perform duties or responsibilities.

        "For Cause" is generally defined as:

  •
  the willful and continued failure of the executive to perform substantially the executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness) or material breach of any material provision in an employment agreement (if applicable), after written demand for substantial performance is delivered to the executive by the Board or the CEO of the Company which specifically identifies the manner in which the Board or CEO believes that the executive has not substantially performed the executive's duties, or

  •
  the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

        A "Change of Control" is generally defined as any one of the following occurrences:

  •
  any individual, entity or group acquires beneficial ownership of 50% or more of either the outstanding shares of our common stock or our combined voting power;

  •
  individuals who constitute the Board (as of the date of either a given change of control contract or an award agreement under our equity plans, as applicable) cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date of either the change of control contract or an award agreement under our equity plans, as applicable, will be deemed a member of the incumbent Board;

  •
  the date of approval by the Stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation or other entity where (x) Stockholders of the Company immediately prior to such merger or consolidation would not beneficially own following such merger or consolidation shares entitling such Stockholders to 50% or more of all votes (without consolidation of the rights of any class of stock to elect directors by a separate class vote) to which all Stockholders of the surviving corporation would be entitled in the election of directors, or (y) where the members of the Board of Directors, immediately prior to such merger or consolidation, would not, immediately after such merger or consolidation, constitute a majority of the board of directors of the surviving corporation; or

  •
  the sale of all or substantially all of the assets of the Company.

        "Good Reason" is generally defined as any one of the following occurrences:

  •
  Material diminution in Executive's position, authority, duties or responsibilities;

  •
  any Change of Control event;

  •
  any material change in the location, as defined in the applicable agreement, where the Executive was employed immediately preceding the relocation.

        "Disability" is generally defined as the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

        Under their Employment Agreements, if the Board of Directors terminates Mr. Swanton, Mr. Larkin, Mr. Gobble or Mr. Fleming other than "For Cause" (which includes gross negligence, willful misconduct, fraud and certain criminal convictions) or if Mr. Swanton, Mr. Larkin, Mr. Gobble or Mr. Fleming terminates their individual employment for "Good Reason" (which includes relocation), Mr. Swanton and Mr. Larkin are entitled to severance pay equal to two-years of their then-current base salary, and the most recent years' incentive cash bonus, and Mr. Gobble and Mr. Fleming are entitled to severance pay equal to 3 months of his current base salary. Under Mr. Heiter's letter agreement, he is also entitled to severance pay equal to one month of his current base salary.

        Based on a hypothetical termination date of December 31, 2009, the cash severance payments for the listed NEOs* would have been as follows:

Name	Salary-based	Bonus-based	Accelerated Equity Compensation(1)	Severance Total
Norman F. Swanton	$923,098	0	$776,080	$1,699,178
Timothy A. Larkin	$634,630	0	$480,204	$1,114,834
Kenneth A. Gobble	$61,035	0	$265,206	$326,241
David E. Fleming	$73,671	0	$210,872	$284,543
Stephen A. Heiter	$19,219	0	$144,230	$163,449

(1)
Reflects the in-the-money value of unvested stock options and the value of unvested restricted stock units, all as of December 31, 2009 based upon the closing price of $2.45 per share as reported by the NASDAQ Stock Market.

Compensation Committee Interlocks and Insider Participation

        During 2009, the Compensation Committee consisted of Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, Espy Price and Michael R. Quinlan. None of these individuals served as one of the Company's officers or employees at any time during 2009 and none was formerly an officer of the Company with the exception of Mr. D'Alleva who was our Secretary until 2002. None of the Company's executive officers served during 2009 as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Compensation Committee or the Board of Directors. None of the Company's executive officers served during 2009 as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Compensation Committee Report

        The Compensation Committee is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                Respectfully Submitted,

                THE COMPENSATION COMMITTEE
                /s/ Anthony Coelho, Chairman
                /s/ Chet Borgida
                /s/ Dominick D'Alleva
                /s/ Espy Price
                /s/ Michael R. Quinlan

        The above report of the Compensation Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Director and Officer Indemnification Agreements

        The Company has entered into indemnification agreements with its directors and certain executive officers, in part to enable the Company to attract and retain qualified directors and executive officers. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified and to cover such person under any directors' and officers' liability insurance policy the Company may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Maryland law and are in addition to any other rights the Company's directors and executive officers may have under the Company's restated certificate of incorporation, bylaws and applicable law.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2009, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our Stockholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
2000 Equity Incentive Plan	1,975,000	848,819	$11.70	373,526
2001 Stock Incentive Plan	2,500,000	1,296,829	$5.16	195,052
2001 Key Employee Stock Incentive Plan	2,500,000	1,354,505	$3.57	375,134

Total	6,975,000	3,500,153	$6.13	943,712

        In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the Compensation Committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards, the Compensation Committee could also elect to terminate any vested awards in exchange for cash payments.

Certain Relationships and Related Transactions

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        The Company's board of directors has adopted a Code of Ethics and Business Conduct, which prohibits conflicts of interest between a director, officer or employee and the Company. The code requires directors, officers and employees to inform the Company of any transaction that involves related parties and that may give rise to a conflict of interest. Our Audit Committee, pursuant to the Audit Committee Charter, has oversight for related person transaction and compliance with our code. The Audit Committee will review, ratify or approve, as necessary, any related person transactions prior to the transaction being entered into, or ratify any related person transactions that have not been previously approved, in which a director, five percent owner, executive officer or immediate family member of any such person has a material interest, and which the transaction is in an amount in excess of $120,000, either individually or in the aggregate of several transactions during any calendar year. Since January 1, 2009, no director, five-percent owner, executive officer or immediate family member of any such person has had a material interest in a transaction with the Company that exceeded $120,000, except as otherwise disclosed in the Executive Compensation section of this Proxy Statement, and there is no currently proposed transaction exceeding this amount.

 ITEM 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS

        The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2010, and are presenting the selection to the Stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

        It is not expected that a representative of Grant Thornton LLP will be present at the Annual Meeting.

Audit Committee

        For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market and the New York Stock Exchange. In 2009, the Committee met five times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is available at our website at www.warrenresources.com. The charter complies with all current regulatory requirements.

        The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee Report

        The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the Company's system of internal controls, the Company's risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors and the Company's compliance with legal and regulatory requirements. We have the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace the Company's independent auditors. The Committee has four independent directors and operates under a written charter adopted by the Board. The Board has determined that each Committee member is independent under the standards of director independence established under our Corporate Governance Policies and the NASDAQ Stock Market listing requirements and is also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

        Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for the report on the Company's internal control over financial reporting. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for attesting to management's report on the Company's internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        We held five meetings during 2009. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and the Company's independent auditors, Grant Thornton LLP. We discussed with Grant Thornton LLP the overall scope and plans for our audits. We met with Grant Thornton LLP, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls.

        We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of internal control over financial reporting.

        We reviewed and discussed the Company's guidelines, policies and procedures for financial risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate. We reviewed and discussed with management its reports on risk management.

        We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2009 with management and Grant Thornton LLP. We also reviewed and discussed the unaudited Quarterly Reports on Form 10-Q with management and Grant Thornton LLP. We also discussed with management and Grant Thornton LLP the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission and the processes used to support management's annual report on the Company's internal controls over financial reporting. We also reviewed and discussed the reviewed Quarterly Reports on Form 10-Q with management and Grant Thornton LLP.

        We also discussed with Grant Thornton LLP matters that independent accounting firms must discuss with Audit Committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and represented that it is independent from the Company. We discussed with Grant Thornton their independence from the Company. When considering Grant Thornton LLP's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit, audit-related and tax services performed by, and the amount of fees paid for such services to, Grant Thornton LLP. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2009 be included in the Company's Annual Report on Form 10-K. We have also selected Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2010 and are presenting the selection to the Stockholders for ratification.

Dated: April 8, 2010
/s/ Chet Borgida, Chairman /s/ Dominick D'Alleva /s/ Len DeCecchis /s/ James McConnell

Audit Fees and Services

        The following table sets forth the aggregate fees billed to the Company in each of the last two fiscal years by Grant Thornton LLP:

	2009	2008
Audit Fees	$443,180	$390,560
Audit Related Fees	—	—
Tax Fees(1)	28,600	43,230
All Other Fees	—	—

Totals	$471,780	$433,790

(1)
Represents fees for assisting management in the preparation of the corporate tax return.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the annual audit of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including quarterly reviews, consents and assistance with and review of documents filed with the SEC, comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        For 2009 and 2008, 100% of the accounting fees and services were pre-approved by the Audit Committee.

        Ratification of the appointment of the independent auditors requires that the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Stockholders "for" ratification exceed the votes cast "against." If the Stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

The Board Of Directors Recommends A Vote
"For"
The Ratification Of The Appointment Of Grant Thornton LLP
As Independent Auditors.

EXPENSES OF SOLICITATION

        We bear all expenses incurred in connection with the solicitation of proxies. We have engaged various firms to assist with the solicitation of proxies for estimated fees of $40,000 plus expenses.

        We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

        Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

PROPOSALS OF STOCKHOLDERS FOR 2011 ANNUAL MEETING

        According to Rule 14a-5(e)(1) of the Exchange Act, we must receive proposals of Stockholders on or before November 30, 2010 120 days prior to April 8, 2011, so November 30, 2010 under Rule 14a-5(e)(1) and 14a-8(e) that are intended to be presented at the 2010 Annual Meeting of Stockholders in order for the proposals to be eligible for inclusion in our 2011 proxy statement and proxy relating to that meeting. These proposals should be sent to the Corporate Secretary by fax to (212) 697-9466 or by mail to the Office of the Corporate Secretary, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to dfleming@warrenresources.com.

        According to our By-Laws, a proposal for action to be presented by any Stockholder at an Annual Meeting of Stockholders shall be out of order and shall not be acted upon unless:

  •
  The proposal is specifically described in our notice to all Stockholders of the meeting and the matters to be acted upon thereat, or

  •
  The proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices no earlier than January 20, 2011, which is 120 days prior to the first anniversary of our Annual 2010 Meeting, and no later than February 19, 2011, which is 90 days before the first anniversary of our Annual 2010 Meeting, and such proposal is, under law, an appropriate subject for share-owner action.

HOUSEHOLDING

        As permitted by the 1934 Act, only one copy of this proxy statement and Annual Report are being delivered to Stockholders residing at the same address, unless such Stockholders have notified the Company of their desire to receive multiple copies of the proxy statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement and Annual Report to any Stockholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of proxy statements and Annual Reports for Stockholders sharing address (if they are receiving multiple copies) should be directed to Investor Relations, by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor

Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to info@warrenresources.com.

OTHER INFORMATION

        Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to Stockholders by its authority.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        The 2010 Annual Report on Form 10-K (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's Stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for year 2009 and the exhibits filed with it are available at the Company's web site at proxy.warrenresources.com. Upon request by any Stockholder to the following address, a copy of the 2009 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the 2009 10-K will be furnished for a fee which will not exceed the Company's reasonable expenses in furnishing the exhibits:

Investor Relations
Warren Resources, Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

By Order of the Board of Directors,

David E. Fleming, Corporate Secretary
New York, New York April 8, 2010

 Exhibit A

WARREN RESOURCES, INC.
2010 STOCK INCENTIVE PLAN

1.     PURPOSE.

        This 2010 Stock Incentive Plan (the "Plan") is intended as an incentive to encourage stock ownership by certain employees (including officers and directors who are employees), and to consultants and directors who are not employees, of WARREN RESOURCES, INC. (the "Company"), or of its subsidiary corporations (the "Subsidiaries," as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time), so that they may acquire or increase their proprietary interest in the success of the Company and Subsidiaries, and to encourage them to remain in the employ of the Company or of the Subsidiaries. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.     DEFINITIONS.

        For purposes of this Plan, the following terms shall have the meanings set forth below:

        (a)   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Section 3.

        (b)   "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 8, inclusive, of the Plan.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

        (e)   "Committee" means the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in Section 3 of the Plan.

        (f)    "Common Stock" means the Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

        (g)   "Company" means Warren Resources, Inc., a Maryland corporation, or any successor corporation.

        (h)   "Deferred Compensation Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is specifically designated as such.

        (i)    "Disability" means a total and permanent disability as defined in the Company's long-term disability plan, or if the Company has no long-term disability plan in effect at the time of a Participant's disability, "disability" shall have the meaning provided in Section 22(e)(3) of the Code.

        (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

        (k)   "Fair Market Value" means at any given time on any given date (i) the closing price of the Common Stock on any established national exchange or exchanges for the immediately prior trading day on which there was a sale of such stock, or (ii) if the Common Stock is not listed on an established stock exchange, the closing bid price of the Common Stock in the Maryland over-the-counter market as reported by the National Association of Securities Dealers, Inc. for such trading date. For example, prior to closing of the market on any given business day, Fair Market Value would be the closing price on the preceding trading day on which there was a trade. After closing of the market on any given business day, Fair Market Value would be the closing price on that same day if there was a trade.

        (l)    "Immediate Family Member" means the spouse, children or grandchildren of a Participant.

        (m)  "Incentive Stock Option" means any Stock Option (as defined below) that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (n)   "Nonqualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

        (o)   "Participant" means an employee (including directors and officers who are employees) of the Company or a Subsidiary, or an individual who is performing services for those entities (including a consultant to, or a director who is not an employee of, the Company, but only insofar as Nonqualified Stock Options are concerned), who from time to time shall be designated by the Committee and in all such cases who is also granted an Award under the Plan. No member of the Committee shall be eligible to be a Participant, unless the member recuses himself from voting on an Award where he would be the Participant and a majority of the remaining members of the Committee vote for such Award.

        (p)   "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.

        (q)   "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        (r)   "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (1)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) depletion and (E) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating income, earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on equity or assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) profits (either before or after taxes), (xxv) debt/proved reserves,(xxvi) weighted average cost of capital, (xxvii) oil and gas reserve additions, (xxviii) amount of oil and gas reserves, (xxix) costs of finding oil and gas reserves, (xxx) oil and gas replacement ratios, (xxxi) oil and/or natural gas production, (xxxii) asset quality levels, (xxxiii) satisfactory audits, (xxxiv) achievement of balance sheet or income statement objectives, (xxxv) employee retention/attrition rates, (xxxvi) regulatory compliance, (xxxvii) safety targets, and (xxxviii) financial ratings, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

          (2)   The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        (s)   "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

        (t)    "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, a Performance Award.

        (p)   "Plan" means this Warren Resources, Inc. 2010 Stock Incentive Plan as set forth herein and as it may be hereafter amended.

        (q)   "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

        (r)   "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        (s)   "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        (t)    "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

        (u)   "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

        (v)   "Subsidiary" means a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

        (w)  "Ten Percent Shareholder" means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.     ADMINISTRATION.

        (a)   The Plan shall be administered by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. The Committee shall be comprised solely of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act as it may be amended from time to time, or any successor rule, and who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3).

        (b)   Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum for the transaction of business and action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

        (c)   The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person validly claiming under or through any Participant and any Award under this Plan will be made only if the Committee decides in its sole and absolute discretion that the Participant or any persons validly claiming through any Participant is entitled to such award. In the event of a disagreement as to the interpretation of the Plan or any agreements issued hereunder as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding.

        (d)   The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority to grant Awards to persons subject to Section 16 of the Exchange Act. The Committee is specifically authorized to give authority to the Company's chief executive officer within specified written limits to grant Awards to new employees of the Company in connection with their hiring, which written limits may be changed from time to time by the Committee in its sole discretion.

        (e)   The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan, subject to those restrictions that are set forth in Section 13 below.

        (f)    The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of instruments in writing as specified in Section 14(d) below in such form as approved by the Committee.

4.     ELIGIBILITY.

        Persons eligible for Awards under the Plan shall consist of employees (including officers and directors who are employees) of the Company or its Subsidiaries, or individuals performing services for these entities, who from time to time shall be designated by the Committee, including consultants to the Company and directors of the Company who are not also employees of the Company, but only insofar as Nonqualified Stock Options are concerned ("Eligible Individuals"). Such Awards shall cover such numbers of shares of Common Stock as the Committee may determine in their sole discretion; provided, however that if on the date of grant of an Award, any class of Common stock of the

Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to a Participant during any calendar year under the Plan shall be 695,000 shares (the "Section 162 Maximum").

5.     DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

        (a)   Term.    Subject to Section 13 below, the Plan shall terminate on ten (10) years from the date of adoption by the shareholders of the Company, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding. No new Award may be granted under the Plan after that date.

        (b)   Shares of Common Stock Subject to Plan.    The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 6,950,000, subject to adjustment as provided in Section 11 below. Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares. The following terms and conditions shall apply to Common Stock subject to the Plan:

          (i)    In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

          (ii)   For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

          (iii)  If any Awards are forfeited, cancelled, terminated, expire unexercised, settled in cash in lieu of stock (including the settlement of tax withholding obligations using Shares) or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange; and

          (iv)  Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan.

6.     STOCK OPTIONS.

        Stock Options granted under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Deferred Compensation Stock Options. Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

        (a)   Grant.    Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other. Incentive Stock Options may only be granted to persons who are employees.

        (b)   Stock Option Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided that in no event shall the exercise price of an Incentive Stock Option, or of any option intended to comply with the performance-based compensation exemption to the deduction limitations of Section 162(m) of the Code, be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

        (c)   Option Term.    The term of each Stock Option, other than an Incentive Stock Option, shall be fixed by the Committee. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

        (d)   Exercisability.

          (i)    Incentive Stock Options and Nonqualified Stock Options shall be exercisable in installments as determined by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee shall determine at the date of grant; provided that if not otherwise determined by the Committee, Incentive Stock Options and Nonqualified Stock Options may be exercised as to one-third (33.33%) of the shares covered thereby beginning on the first anniversary date of the date of grant (hereinafter, an "Anniversary Date") and thereafter an additional one-third (33.33%) on the second Anniversary Date, and an additional one-third (33.33%) on the third Anniversary Date, except as otherwise provided in Sections 9 and 12.

          (ii)   Reload Options shall become exercisable in accordance with Section 6(i)(iii) hereof.

          (iii)  Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee.

        (e)   Method of Exercise.    Subject to applicable exercise restrictions set forth in Section 6(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 6(f) hereof:

          (i)    in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

          (ii)   if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant and held by the Participant for a minimum of six months, which shares, including any cash tendered therewith, have an aggregate Fair Market Value equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

          (iii)  the Committee may, in its sole discretion, permit payment of this exercise price by delivery by the Participant of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

        (f)    Restrictions on Method and Timing of Exercise.    Notwithstanding the foregoing provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the timing or methods by which a Stock Option may be exercised by any person or waive all or any portion of such limits on timing or methods, and, in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the timing or methods of exercise selected by the Participant if, in the opinion of counsel to the Company, there is a substantial risk that such exercise could result in the violation of any then applicable rules or regulations, including federal or state securities laws. Furthermore, no Incentive Stock Option may be exercised in accordance with the method of exercise set forth in subsections 6(e)(ii) and 6(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options (other than the particular option or options then exercised in accordance with such subsection 6(e)(ii)) which may be granted pursuant to the Plan in the future.

        (g)   Transferability of Nonqualified Stock Options.    The Committee may, in its discretion, authorize all or a portion of any Nonqualified Stock Option to be on terms which permit transfer by the Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, (iii) a charitable trust or trusts created or controlled by the Participant, or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the transfer must be approved by the Committee in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except to a transferee to whom the Participant could have transferred the Option pursuant to this Section 6(g) or by will or the laws of descent and distribution, after which assignment, Section 9 hereof shall apply to exercise of the Option by the assignee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof the term Participant shall be deemed to refer to the transferee. The events of termination of employment of Section 9 hereof shall continue to be applied with respect to the original Participant, following which events the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.

        (h)   Tax Withholding.    In addition to the alternative methods of exercise set forth in Section 6(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option so long as the amount withheld does not exceed the Company's minimum statutory tax withholding attributable to the underlying transaction. If withholding is made in shares of Common Stock pursuant to the method set forth above, the Committee, in its discretion, may grant "Reload Options" (as defined and on the terms specified in Section 6(i) below) for the number of shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, there is substantial risk that such election could result in a violation of any then applicable rules or regulations, including federal or state securities law, or such withholding would have an adverse tax or accounting effect on the Company.

        (i)    Grant of Reload Options.    Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Section 6(i)) exercises the Original Option and makes payment of the option price by tendering shares of the Common Stock previously held by him or her pursuant to Section 6(e)(ii) hereof, then the Committee may grant a reload option (the "Reload Options") for that number of additional shares of Common Stock which is equal to the number of shares tendered by the Participant in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

          (i)    The Reload Option price per share shall be an amount equal to the then current Fair Market Value per share of the Common Stock, determined as of the time and date of the Company's receipt of the exercise notice for the Original Option;

          (ii)   The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later;

          (iii)  Any Reload Option granted under this Section 6(i) shall vest and first become exercisable one (1) year following the date of exercise of the Original Option; and

          (iv)  All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

        (j)    Special Rule for Incentive Stock Options.    With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all stock option plans of the Company or its Subsidiaries shall not exceed one hundred thousand dollars ($100,000). The Fair Market Value of any Common Stock shall be determined as of the time the option with respect to such stock is granted or such other time as may be required by Section 422(d) of the Code, as such section of the Code may be amended from time to time.

        (k)   Deferred Compensation Stock Options.    Deferred Compensation Stock Options are intended to provide a means by which compensation payments can be deferred to future dates. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in its sole discretion, in accordance with the following formula:

Amount of Compensation to be Deferred = Number of Shares
Fair Market Value – Stock Option Exercise Price

Amounts of compensation deferred may include amounts earned under Awards granted under the Plan or under any other compensation plan, program, or arrangement of the Company as permitted by the Committee.

        (l)    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

          (i)    to the extent that any portion of any Incentive Stock Option that first becomes exercisable during any calendar year exceeds the $100,000 limitation contained in Section 422(d) of the Code set forth in Section 6(j) above, such excess portion shall be treated as a Nonqualified Stock Option; and

          (ii)   if the vesting period or exercisability of an Incentive Stock Option is accelerated, any portion of such Option that exceeds the $100,000 limitation set forth in Section 6(j) above shall be treated as a Nonqualified Stock Option.

Even if the shares of Common Stock which are issued upon exercise of any Incentive Stock Option are sold or exchanged within one year following the exercise of that Incentive Stock Option such that the sale constitutes a disqualifying disposition for Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

7.     STOCK APPRECIATION RIGHTS.

        The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

        (a)   Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

        (b)   Grant.    A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

        (c)   Exercise.    A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right be exercisable prior to the first Anniversary Date of the date of grant. To the extent, in the opinion of counsel, it would not subject such Participant to a substantial risk of liability under Section 16 of the Exchange Act, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

        (d)   Form of Payment.    Payment to a Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) (ii) in shares of Common Stock, (iii) in the form of a Deferred Compensation Stock Option, or (iv) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

8.     STOCK GRANTS AND RESTRICTED AWARDS

        Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

        (a)   Restricted Stock Grants.    A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 8 (d) below. As a condition to the grant of Restricted Stock to any Participant who, at the date of grant, has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the date of the grant, and failure to pay such amount shall result in an automatic termination of the Restricted Stock Grant.

        (b)   Restricted Unit Grants.    A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that such Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Subject to the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of

Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

        (c)   Grant of Awards.    Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

        (d)   Restriction Period.    Restricted Awards shall provide that, in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than two (2) years (or one year if the Restricted Award is performance based) commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be, along with a return of the stock power executed by the Participant once the restriction has fully lapsed. Upon termination of a Participant's employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

        (e)   Payment of Awards.    A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee), (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, (iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

        (f)    Rights as a Shareholder.    A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

        (g)   Grants of Shares of Common Stock.    The Committee may, in its discretion, grant shares of Common Stock to a Participant under this Plan, with or without restrictions, vesting requirements and/or conditions, such direct grants of shares to come from the Company's authorized but unissued shares or treasury shares available from time to time. As a condition to the grant of shares of Common Stock to any Participant who at the date of grant has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock to be granted that Participant.

9.     PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

        (a)   Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

        (b)   Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

        (c)   Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any type of Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

        (d)   Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

        (e)   Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary or Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

        (f)    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

10.   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

        The terms and conditions under which an Award may be exercised after a Participant's termination of employment or other relationship shall be determined by the Committee, except as otherwise provided herein. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of Section 422 of the Code and as otherwise provided in Section 6 above, provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding unexercised Stock Option held by a Participant may become vested or be exercised following such termination of employment.

        (a)   Termination by Death.    Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of the Participant's death or if the Participant's death occurs within three months after the termination of his or her employment or other relationship, any Award held by such Participant immediately prior to the date of his or her death may thereafter be exercised, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her death, by the legal representative of the Participant's estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the date of his or her death or until the expiration of the stated term of the Award, whichever period is the shorter, provided, however, that the Committee, in its discretion may specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee, for the acceleration of the vesting and/or right of exercise under any Award held by a Participant immediately prior to the date of his or her death. Any right of exercise under an Award held by the Participant that after termination by reason of the Participant's death is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

        (b)   Termination by Reason of Disability.    Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of Disability, any Award held by such Participant immediately prior to the date of his or her Disability may thereafter be exercised by the Participant, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her Disability for a period of one year from the date of such termination of employment or other relationship by reason of Disability, or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable immediately prior to the date of such death for a period of one year from the date of his or her death or until the expiration of the stated term of such

Award, whichever period is shorter; and provided further, that the Committee may, in its discretion specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee for the acceleration of the vesting and/or right of exercise under an Award held by a Participant immediately prior to the time of termination of employment or other relationship by reason of his or her Disability. Any right of exercise under an Award held by the Participant that, after termination by reason of Participant's Disability is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

        (c)   Other Termination.    Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary is terminated for any reason other than death or Disability, any Award held by the Participant immediately prior to the date of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser period of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any Award held by a Participant immediately prior to the time of his or her termination that is not vested immediately after such date of termination, shall be terminated and extinguished; provided, however, that the Committee, in its discretion may specifically provide that, for Awards held prior to the termination, vesting and/or exercise may be accelerated at or prior to the time of termination, either in any agreement providing for an Award, or in any employment contract or any other agreement approved by the Committee; provided, however, that upon termination of employment or other relationship upon retirement, if the Participant continues to serve, or commences serving, as a director of the Company, then in such event any Awards may continue to be held by the Participant under the original terms thereof, with such modifications as the Committee may determine in its discretion, with any Incentive Stock Options held by such Participant to henceforth be treated as Nonqualified Stock Options.

        (d)   General Provisions.    Unless otherwise specifically provided herein, the Committee shall have the following discretion regarding the treatment of outstanding Stock Options upon termination of employment or other relationship:

          (i)    Any Stock Option outstanding at the time of a Participant's retirement, termination of employment or other relationship, Disability or death shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the grant of any Stock Option or in an employment or other agreement with such Participant, provided that no Stock Option shall be exercisable more than ten (10) years from the date of grant of the Original Option;

          (ii)   The Committee shall have complete discretion, exercisable either at the time a Stock Option is granted or any time while the Stock Option remains outstanding, to extend the period of time for which the Stock Option is to remain exercisable following a Participant's termination of employment or other relationship from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Committee shall deem appropriate, but in no event to a date which is more than ten (10) years from the date of grant of the Original Option;

          (iii)  The Committee shall have the complete discretion to permit a Stock Option to be exercised following a Participant's retirement, termination of employment or other relationship, Disability or death not only with respect to the number of Stock Options which are then fully vested but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in the Company's employment or other relationship.

11.   NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS.

        No Incentive Stock Option under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, after which assignment Section 9 hereof shall apply to exercise of the Incentive Stock Option by the assignee. During the lifetime of a Participant, Incentive Stock Options are exercisable only by, and settlements of Incentive Stock Options made to such Participant or his or her legal representative.

12.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

        (a)   The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        (b)   In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards.

        (c)   The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

13.   CHANGE OF CONTROL.

        (a)   Liquidation or Dissolution.    In the event of a proposed liquidation or dissolution of the Company, the Committee shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any other Award granted under the Plan at the time of the grant of such Award.

        (b)   Acquisition and Change in Control Events

          (i)    Definitions

            (A)  An "Acquisition Event" shall mean:

              (1)   any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property of the other entity; or

              (2)   any exchange of shares of the Company for cash, securities or other property in connection with an exchange transaction.

            (B)  A "Change in Control Event" shall mean:

              (1)   a sale of all or substantially all of the assets of the Company;

              (2)   the acquisition by an individual, entity, group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (a) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (2), the following acquisitions shall not constitute a Change in Control Event: (c) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (d) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (e) a Business Combination (as defined below); or

              (3)   the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination") if Persons who were not shareholders of the Company immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after such Business Combination 50% or more of either the Outstanding Common Stock or the Outstanding Company Voting Securities.

            (C)  "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the then current site.

            (D)  "Cause" shall mean in connection with the termination of a Participant (1) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Participant, or (2) in the absence of such an agreement, "cause" as such term is defined in the Award Agreement (as defined in Section 14(d) below) executed by the Company and such Participant, or (3) in the absence of both of the foregoing, (a) conviction of such Participant for any felony or the entering by him of a plea of guilty or nolo contendere with respect thereto, (b) willful and repeated failures in any material respect of such Participant to perform any of the Participant's reasonable duties and responsibilities assigned to him and the failure of the Participant to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (c) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, or any of its Subsidiaries or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (d) any material violation by such Participant of the requirements of such Award Agreement, any other contract or agreement between the Company and such Participant or this Plan (as in effect from time to time) and the failure of the Participant to cure such violation within thirty (30) days after written notice thereof from the Company; in each case, with respect to subsections (a) through (d), as determined by the Board of Directors.

          (ii)   Effect on Options

            (A)  Acquisition Event.    Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the

    Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the outstanding Stock Options shall continue to vest in accordance with the provisions of Section 12(b)(ii)(B). For purposes hereof, a Stock Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Stock Option confers the right to purchase, for each share of Common Stock subject to the Stock Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

            Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Stock Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Stock Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Stock Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Stock Options (whether or not then exercisable), exceeds (2) the aggregate exercise price of such Stock Options.

            (B)  Change in Control Event.    Upon the occurrence of a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the vesting schedule of such Stock Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Stock Option, with one-half of the number of shares that would otherwise have first become vested becoming so vested on each subsequent vesting date in accordance with the original schedule; provided, however, that each such Stock Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the

    Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

          (iii)  Effect on Other Awards

            (A)  Acquisition Event that is not a Change in Control Event.    The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

            (B)  Change in Control Event.    Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the Award Agreement or any other agreement between a Participant and the Company, the vesting schedule of all other Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become exercisable, realizable, vested or free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become exercisable, realizable, vested or free from conditions or restrictions in accordance with the original schedule set forth in such Award, with one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions becoming so exercisable, realizable, vested or free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule. In addition, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

14.   AMENDMENT AND TERMINATION.

        The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that Incentive Stock Options granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change which is required to be approved by the stockholders under any law, rule or regulation or any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded, (d) result in the repricing of options issued under the Plan by lowering the exercise price of a previously granted Award, or by cancellation of outstanding Awards with subsequent replacement, or by regranting Awards with lower exercise prices, or (e) allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award granted under the Plan without such Participant's consent. The power of the Committee to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

15.   MISCELLANEOUS MATTERS.

        (a)   Tax Withholding.    In addition to the authority set forth in Section 6(h) above, the Company shall have the right to deduct from a Participant's wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold Shares otherwise issuable under any Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

        (b)   No Right to Employment.    Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause.

        (c)   Securities Law Restrictions.    No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions.

        (d)   Award Agreement.    Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine (the "Award Agreement").

        (e)   Costs of Plan.    The costs and expenses of administering the Plan shall be borne by the Company.

        (f)    Governing Law.    The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

1 14475 PROXY WARREN RESOURCES, INC. (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS) As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned hereby appoints Chet Borgida and Michael R. Quinlan, each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Warren Resources, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 19, 2010 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. (Continued and to be marked, dated and signed, on the other side.) COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF WARREN RESOURCES, INC. May 19, 2010 COMMON STOCK NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.proxy.warrenresources.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS: Anthony L. Coelho Dominick D'Alleva James McConnell Espy P. Price 2. APPROVAL OF 2010 STOCK INCENTIVE PLAN 3. APPOINTMENT OF AUDITORS For the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the year 2010: 4. OTHER BUSINESS The proxies are authorized to vote upon such other business as may properly come before the meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY IS NOT WITHHELD OR IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20433030000000000000 2 051910

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF DIRECTORS: Anthony L. Coelho Dominick D'Alleva James McConnell Espy P. Price 2. APPROVAL OF 2010 STOCK INCENTIVE PLAN 3. APPOINTMENT OF AUDITORS For the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the year 2010: 4. OTHER BUSINESS The proxies are authorized to vote upon such other business as may properly come before the meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY IS NOT WITHHELD OR IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF WARREN RESOURCES, INC. May 19, 2010 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 20433030000000000000 2 051910 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.proxy.warrenresources.com

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 19, 2010
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ITEM 1—ELECTION OF DIRECTORS
DIRECTORS NOMINATED THIS YEAR FOR TERM EXPIRING IN 2013
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2012
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2011
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS
Code of Business Conduct for All Directors, Officers and Employees
Code of Ethics for Senior Financial Officers
Director Compensation for 2009
DEFERRED COMPENSATION PLAN
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
ITEM 2—APPROVAL OF NEW STOCK INCENTIVE PLAN
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICERS
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Grants of Plan-based Awards Table for 2009
Certain Relationships and Related Transactions
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
ITEM 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS
EXPENSES OF SOLICITATION
PROPOSALS OF STOCKHOLDERS FOR 2011 ANNUAL MEETING
HOUSEHOLDING
OTHER INFORMATION
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
  Exhibit A